UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson™ Funds

Semi-Annual Report

June 30, 2022

TABLE OF CONTENTS

3	Letter to Shareholders
6	Expense Examples
8	Alternative Energy Fund
16	Asia Focus Fund
22	China & Hong Kong Fund
29	Global Energy Fund
38	Global Innovators Fund
46	Renminbi Yuan & Bond Fund
51	Statements of Assets and Liabilities
53	Statements of Operations
55	Statements of Changes in Net Assets
60	Financial Highlights
67	Notes to Financial Statements
77	Additional Information
81	Privacy Notice
82	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

So far, 2022 isn’t looking like it’s going to be one of our favorite years. We’ve seen this picture before, and it seems like we write one of these less than cheerful letters in the annual or semi-annual report every few years. The tendency has been that the next letter, or perhaps the one after that, is more uplifting. This isn’t too surprising as the long-term market trend is positive, even if there are occasional periods of handwringing. We all know the proximate causes of the current decline: war in Ukraine, lingering Covid, supply chain issues, fears of recession and continuing inflation. When the market is struggling there is often a sense that the decline will never end and a way out of the morass is not visible. Yet, every preceding market decline has eventually ended, and the market has moved on to subsequent new highs. In most cases the end of the decline comes without any discernable sign; the fact that the market has bottomed is only evident in hindsight. All of this is to say that we don’t know when the decline will end but that we have confidence that it will.

Through the first half of 2022 only one of the Guinness Atkinson Funds produced a positive total return. The Global Energy Fund returned 15.45% over the six months ending June 30, 2022. For the 12-month period ending June 30 the Global Energy Fund returned 24.44%.

The remaining Guinness Atkinson Funds produced negative total returns over both the six- and twelve-month periods ending June 30, 2022. The Global Innovators Fund Investor Class returned a negative 29.22% return for the six-month period and the Global Innovators Fund Institutional Class returned a negative 29.13% return. For the 12-month period these results were negative 24.82% and 24.61% respectively.

The Alternative Energy Fund produced a total return of negative 22.06% year to date and negative 20.15% for the 12 months ending June 30, 2022.

The Asia Focus Fund turned in a negative 19.70% for the first half of 2022 and a negative 26.93% for the 12 month period ending June 30, 2022.

Over the six and 12-month periods ending June 30, 2022, the China & Hong Kong returned a negative 11.07% and 20.53% respectively.

The Renminbi Yuan & Bond Fund has returned a negative 6.35% return year to date and negative 5.21% for the 12-month period ending June 30, 2022.

Throughout this report are detailed commentaries on each of the Guinness Atkinson Funds prepared by our portfolio managers.

The Guinness Atkinson Funds are meant for long-term investing, and we know many of our shareholders have been with us for multiple decades. As usual, we appreciate the confidence you have placed in us and our management team and look ahead to what we hope is a better second half of the year.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds. You’re also encouraged to visit smartetfs.com to learn about our range of exchange traded funds.

Sincerely,

Timothy Guinness	James Atkinson

The table below provides total return data for each of the Funds over the one, three, five, ten year and from inception periods through June 30, 2022. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2022.

Fund (inception date)	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-20.15%	19.82%	13.89%	7.99%	-4.42%	1.98% net 1.73% gross
Asia Focus Fund (April 29, 1996)	-26.93%	1.84%	3.13%	4.07%	3.08%	1.98% net 1.89% gross
China & Hong Kong Fund (June 30, 1994)	-20.53%	2.57%	3.47%	4.93%	6.48%	1.50%
Global Energy Fund (June 30, 2004)	24.44%	2.88%	2.98%	0.02%	5.03%	1.45% net; 1.99% gross
Global Innovators Fund Investor Class (December 15, 1998)	-24.82%	9.80%	9.06%	13.02%	7.93%	1.24% net; 1.17% gross
Global Innovators Fund Institutional Class (December 31, 2015)	-24.61%	10.08%	9.33%	13.21%	8.01%	0.99% net; 0.99% gross
Renminbi Yuan & Bond Fund (June 30, 2010)	-5.21%	1.72%	2.28%	1.59%	1.48%	0.90% gross; 2.29% net

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending June 30, 2022.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2022) and are from the most recent audited financials (period ending December 31, 2021) at the time that prospectus was completed. Net expense ratios reflect contractual fee waivers through June 30, 2025.

Morningstar Ratings Through June 30, 2022

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Global Small/Mid Stock	4 «««« (126 funds)	5 ««««« (126 funds)	5 ««««« (109 funds)	2 «« (69 funds)
Asia Focus	Pacific/Asia ex- Japan Stock	2 «« (54 funds)	3 ««« (54 funds)	2 «« (49 funds)	2 «« (36 funds)
China & Hong Kong	China Region	3 ««« (91 funds)	3 ««« (91 funds)	3 ««« (72 funds)	3 ««« (50 funds)
Global Energy	Equity Energy	3 ««« (69 funds)	3 ««« (69 funds)	4 «««« (67 funds)	3 ««« (52 funds)
Global Innovators Investor Class	Global Large- Stock Growth	4 «««« (307 funds)	5 ««««« (307 funds)	3 ««« (268 funds)	5 ««««« (176 funds)
Global Innovators Institutional Class	Global Large- Stock Growth	4 «««« (307 funds)	5 ««««« (307 funds)	4 «««« (268 funds)	5 ««««« (176 funds)
Renminbi Yuan & Bond	Emerging Markets Local Currency Bond	5 ««««« (76 funds)	5 ««««« (76 funds)	5 ««««« (70 funds)	5 ««««« (52 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10- year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

© 2022 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from December 31, 2021 to June 30, 2022.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/2022)	Ending Account Value (6/30/2022)	Expenses Paid During Period* (01/01/2022 to 6/30/2022)	Expense Ratios During Period* (01/01/2022 to 6/30/2022)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,024.40	$9.94	1.98%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$909.90	$9.38	1.98%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$893.70	$7.75	1.65%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,077.80	$7.52	1.46%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.56	$7.30	1.46%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,062.20	$6.34	1.24%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%†
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,063.80	$5.12	1.00%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,012.10	$4.49	0.90%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%†

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

*	Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†	Net of fee waivers and expenses absorbed/recaptured. If those fee waivers and expenses absorbed/recaptured had not been in effect, the Fund’s actual expenses would have been higher/lower.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1. Performance

Average annual Total returns	6 MONTHS (ACTUAL)	1 Year	3 Years	5 Years	10 Years

Fund	-22.06%	-20.15%	19.82%	13.89%	7.99%

Benchmark Index:
MSCI World Index (Net Return)	-20.51%	-14.34%	6.98%	7.66%	9.50%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first half of 2022 the Guinness Atkinson Alternative Energy Fund produced a total return (USD) of -22.06% vs the MSCI World Index (net return) of -20.51%. The fund therefore underperformed the index by 1.55% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

●	The energy transition has accelerated as a result of the Russian invasion of the Ukraine and the increasing importance of energy security.

●	Despite raw material inflation, the relative economics of sustainable energy generation versus fossil fuels have improved during 2022.

●	The run rate of activity in solar, wind, electric vehicles and energy efficiency are well ahead of growth expectations at the start of the year.

●	Solar and wind installation companies as well as generation companies outperformed in the first half of the year. Displacement and electrification underperformed.

●	M&A activity was high across the portfolio, indicating pockets of value. KKR announced an acquisition of Albioma, Siemens announced a deal for Siemens Gamesa and Standard Investments announced a new 5%+ ownership stake in Johnson Matthey.

●	For the remainder of 2022 and beyond, we expect further acceleration of the energy transition driven by improved relative economics and security of supply concerns.

Drivers of fund performance

The Russian invasion of Ukraine brought the ‘weaponization’ of energy flows to the forefront of attention for investors in the first half of 2022. Prior to this, the focus for energy investors has been around government and societal ambitions to control carbon emissions and global temperature increases (COP26 in November 2021) but this has been eclipsed by the topic of energy security. We believe that the invasion of Ukraine will accelerate the energy transition, especially in Europe, and we consider key impacts and issues towards the end of this report.

Shortly after the invasion, the EU responded to the threat of supply disruption with the ‘REPowerEU’ deal, designed to increase the resilience of the EU energy system. The deal includes increasing domestic renewable energy capacity and improving energy efficiency while taking higher non-Russian liquid natural gas and pipeline gas imports together with larger volumes of biomethane and renewable hydrogen. The plan builds on the EU’s ‘Fit for 55’ proposals which are designed to deliver a 55% reduction in greenhouse gas emissions by 2030 (vs 1990) and is expected to reduce Europe’s reliance on natural gas by a further 12 bcf/d (30% of current European gas demand).

Sustainable energy companies will be beneficiaries of the energy transition that is likely to accelerate as a result of these issues but, in the first half of this year, they were not immune to some continued business headwinds:

●	Record natural gas and electricity prices impact the cost of manufacturing clean energy products and are difficult to pass on quickly.

●	Raw material inflationary conditions have led to solar module and battery price increases of around 30%, as an example. However, while these were inflationary in the first half of 2022, we are seeing signs that prices are now starting to roll over.

●	Supply chain pressures remain for most companies though, like raw material costs, they are starting to show signs of levelling off.

●	These inflationary and supply chain issues will increase the cost of installing and generating renewable power (and increasing energy efficiency) in the near term. However, with sharp rises in oil, gas and coal prices, the relative economics of sustainable energy generation have improved. We believe that improved relative economics as well as security of supply considerations will help to sustain strong demand for sustainable energy activities during any potential recession. In the first half of this year, demand growth has been very robust with expectations for solar, wind, EVs and energy efficiency improving further during the first half of the year.

●	In terms of solar, at the start of 2022, market estimates for global solar installations were around 215GW in 2022 (up from 173GW in 2021) but a strong end to 2021 and start to 2022 leads us to expect installations will now be more like 250GW (up 66GW or 36% vs revised 2021 installations of 184GW). The growth has come from Asia and Europe and is likely to be achieved despite regulatory issues (for example the withhold release order (WRO) as well as anti-dumping/countervailing duty (AD/CVD) investigations) that almost made US utility solar installations grind to a halt in the first half of the year).

●	The wind industry is now also likely to see installation growth in 2022, a shift from initial estimates of a 5GW decline. A recent forecast from Bloomberg New Energy Finance indicates record installations of around 105GW this year with over half of the installations, and most of the new growth, being in China. We see the continued growth as a confirmation of the economic rationale for wind-based power generation.

●	The take up of electric vehicles continues to surprise to the upside and 2022 EV sales estimates are likely to do the same. Overall demand for EVs is strong despite inflation in the cost of the lithium-ion battery (the most expensive component of an EV) and reflects policy support, consumer preference for EVs and total cost of ownership savings as a result of higher gasoline and diesel prices. According to BNEF, a California EV owner could save $1,700 per year ($1,400 national average) on fuel alone versus an internal combustion engine vehicle if they charged their EV during off-peak times.

●	The topic of energy efficiency has been thrust into the forefront of consumers’ and policy makers’ minds as a result of supply disruptions and energy price inflation so far this year. As the International Energy Agency often points out, energy efficiency is the ‘first fuel’ to achieve clean energy transitions in a secure manner and, as such, it is garnering solid policy support. Within REPowerEU, the European Commission recognises that energy efficiency is the cheapest, cleanest, and quickest way to reduce the bloc’s reliance on fossil fuel imports and reduce energy bills, and the EU has increased energy efficiency targets from 9% to 13% accordingly. The increased investment and activity as of mid-2022 remains well behind levels needed to satisfy broader policy goals.

These areas remain the most attractive and, while overall investment in energy is lagging, investment in the clean energy activities mentioned above are starting to see increased absolute investment and relative share.

Within the portfolio, outperforming sectors included solar and (to a lesser extent) wind installation companies as well as our generation companies. Underperforming sectors included our displacement and electrification sectors.

Solar equipment was the strongest individual sector, with Enphase and Canadian Solar delivering positive contribution and SolarEdge and Xinyi Solar outperforming the Fund on average. The improving solar demand outlook described earlier was a key factor behind the outperformance combined with a re-rating after a year of weak performance in 2021. Within wind, we saw Siemens Energy announce a bid for the remaining shares in Siemens Gamesa that it did not already own, an action that confirms long-term value in the wind industry once near-term pressures are overcome. Our generation companies were a safe haven in the period as a result of their lower volatility earnings profile, with all but one outperforming relatively. Albioma’s was the best individual performance as it was subject to a bid from private equity firm KKR and, as with the Siemens bid, we see this as highlighting some of the pockets of long-term value in the portfolio.

All but one of our electrification holdings were relative underperformers as the global auto cycle weakened amid China’s Covid-related slowdowns and growing recessionary fears. As noted earlier, EV sales continue to increase, but our EV-related portfolio holdings still have exposure to the ICE vehicle market. The one outperformer in the group was Johnson Matthey, which performed well after Standard Investments (the investment arm of Standard Industries) announced a new 5%+ ownership stake in the company, thus creating speculation over a full acquisition. Our displacement holdings were underperformers, with Nibe and Ameresco particularly weak on the weaker economic outlook and the broader unwinding of premium valuation for quality/growth companies that we have seen across the broader market.

2.	Activity

During the period, we exited out position in Hella. Hella was a German listed, EUR7bn market capitalization automotive parts supplier specializing in lighting and electronics. In August 2020, Faurecia offered to take over Hella for EUR60/share. The Guinness Atkinson Alternative Energy Fund accepted this offer, receiving the cash consideration for these shares in January 2022.

The portfolio was actively rebalanced during the period and the weighting to Displacement (Demand) fell from 45.4% at the end of 2021 to 38.3% at the end of June 2022 while the weighting to Renewables (Supply) increased from 51.8% to 57.4%.

3.	Outlook

Looking at the remainder of 2022 and beyond, we expect further acceleration of the energy transition driven by improved relative economics and security of supply concerns, albeit slowed near term by continued inflationary and supply chain headwinds. Importantly, new policy schemes like REPowerEU are not yet contributing to the strong demand outlook; their impact is still to be felt over a number of years ahead and will be supportive of multi-year and decade growth outlooks.

●	The IEA has described solar power as “the cheapest electricity in history” and, despite near-term headwinds and cyclical cost inflationary factors, large-scale solar remains at the bottom end of the cost curve and is likely to get economically more attractive in the year ahead. Chinese solar manufacturers are investing for further growth across polysilicon (+150% increase in capacity in 2023 vs 2Q 2022) as well as 10-30% increases in capacity in 2022 vs 4Q2021 across the remainder of the solar value chain. Rapid growth in solar installations is likely in the years ahead. European growth will accelerate sharply and sustain through to 2030 (partly thanks to RePowerEU) while the US solar industry is likely to return to growth in the second half of the year. We note a new optimism in the US following President Biden’s executive order to overrule import tariffs for 24 months. Legal challenges to the executive order, implementation of the new Uyghur human rights rules and the result of net metering discussions (at the end of 2022) could provide bumps in the road, but demand for solar in the US appears to be robust and supported by policy.

●	While global wind installations are expected to return to growth in 2022, the outlook for developed world wind companies continues to be blighted by flat global ex-China demand, supply chain issues and raw material cost inflation. Development of wind power is a key component in solving Europe’s security of supply issues but the longer-term development cycle means that onshore wind installations will not pick up meaningfully until the middle of the decade, and growth in offshore wind installations will only be small in absolute terms for a few more years yet. Importantly, policy support remains robust and economics are supportive, but the market remains tough for manufacturers.

●	Energy efficiency will continue to receive a good proportion of post-Covid stimulus spending, with a continued focus on buildings. We expect an acceleration in the penetration of LED lighting, insulation and heat pumps, as well as a focus on grid and transmission upgrades. The IEA estimates that to meet current government policies, energy efficiency spending needs to increase from a recent average level of around $250bn pa to around $375bn this decade and nearly $550bn in the 2030s. As an illustration of new policy commitments, the EU’s RePower Europe plan includes the ambition to install 10 million new heat pumps over 2021-25 and 30 million new pumps in total by 2030 (1.5x the number of currently installed heat pumps in the EU).

●	EV sales should exceed 10mn this year although ultimate EV sales could be weaker if economic conditions weaken sharply. The market remains very strong with Chinese sales data (May 2022) suggesting over 400,000 xEV sales in the month (up >100% on May 2021) and representing a 31% market share. Whatever the near-term demand, we believe that the rush to build lithium battery plants will continue unabated with 2022 investment in new manufacturing plant being double the level seen in 2021.

Despite long-term attractive growth, the near term is still likely to be held back somewhat as a result of energy and raw material inflation compounded by continuing supply chain pressures. These pressures will affect portfolio holdings in different ways with our displacement and installation subsectors seeing higher energy, raw material and finished product prices while our electrification subsector suffers similar issues (especially in battery metals and semiconductors) combined with the greatest exposure to recessionary factors. Our generation subsector remains relatively immune on existing power generation assets but higher material costs will require higher power prices for new installations. We would expect investment in new capacity to continue somewhat undeterred by economic conditions (utility-scale renewable investments were at record levels in 2021) since their new supply will likely be cheaper than existing sources and will represent a source of potential savings for consumers.

At June 30, 2022, the Guinness Atkinson Alternative Energy Fund traded on a 2022/23 P/E ratio of 20.8x/16.9x and 2022/23 EV/EBITDA multiple of 12.6x/10.3x. The Fund trades at about a 30% premium to the MSCI World Index, which we see as justified given the attractive growth rates available to invest in across the sector. As a sense check, consensus EPS growth (2021-2023E) of the portfolio (at c.20%pa) is well ahead of the MSCI World (at c.10%pa), and looking over the next five years, we believe that the portfolio is likely to deliver average earnings growth of around 13-14%pa, comfortably ahead of growth in the MSCI World.

Will Riley and Jonathan Waghorn

July 2022

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

EV/EBITDA multiple - A ratio used to determine the value of a company.

EPS – Earnings per Share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	3.5%
% of Stocks in Top 10:	42.2%

Fund Managers:
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
Nextera Energy Inc.	5.3%
Iberdrola SA	4.8%
Hubbell Inc.	4.7%
ON Semiconductor Corp.	4.3%
China Longyuan Power Group Corp. Ltd., - H Shares	4.3%
Ormat Technologies Inc.	3.9%
Sensata Technologies Holding	3.9%
First Solar Inc.	3.9%
Samsung SDI Co., Ltd.	3.6%
Schneider Electric SE	3.5%

Geographic Breakdown (% of net assets)
United States	41.2%
China	10.9%
Spain	7.7%
France	6.9%
South Korea	6.5%
Canada	5.3%
Ireland	3.1%
Germany	3.0%
Sweden	2.9%
United Kingdom	2.9%
Denmark	2.7%
Israel	2.3%

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 95.4%	Value
	Electrification: 33.6%
8,372	APTIV PLC	$745,694
12,903	Gentherm Inc.*	805,276
29,920	Infineon Technologies AG	726,852
12,616	Itron Inc.*	623,609
29,424	Johnson Matthey PLC	692,194
1,742	LG Chem Ltd.	699,222
20,370	ON Semiconductor Corp.*	1,024,815
2,048	Samsung SDI Co., Ltd.	854,667
7,105	Schneider Electric SE	839,426
22,551	Sensata Technologies Holding*	931,582
80,000	Tianneng Power International	86,703
		8,030,040
	Energy Efficiency: 10.7%
16,322	Ameresco PLC*	743,630
6,229	Hubbell Inc.	1,112,375
92,200	Nibe Industrier AB - B Shares	692,944
		2,548,949
	Renewable Energy Generation: 26.4%
15,420	Albioma SA	805,387
529,000	China Longyuan Power Group Corp. - H Shares	1,023,030
1,348,000	China Suntien Green Energy Corp. Ltd. - H Shares	688,089
111,169	Iberdrola SA	1,152,668
16,343	Nextera Energy Inc.	1,265,929
12,003	Ormat Technologies Inc.	940,435
33,558	TransAlta Renewables Inc.	428,844
		6,304,382
	Renewal Equipment Manufacturing: 24.7%
26,552	Canadian Solar Inc.*	826,829
4,962	Eaton Corp PLC	625,162
3,350	Enphase Energy Inc.*	654,054
13,630	First Solar Inc.*	928,612
36,230	Siemens Gamesa Renewable Energy SA	680,723
2,000	Solaredge Technologies Inc.*	547,360
14,510	TPI Composites Inc.*	181,375
29,862	Vestas Wind Systems A/S	633,166
522,200	Xinyi Solar Holdings Ltd.	813,949
		5,891,230

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 95.4%	Value
	Total Common Stocks	$22,774,601
	(cost $25,492,840)

	Total Investments in Securities	22,774,601
	(cost $25,492,840): 95.4%

	Other Assets less Liabilities: 4.6%	1,087,520

	Net Assets: 100.0%	$23,862,121

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	Performance

Average annualized Total returns	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years

Fund	-19.70%	-26.93%	1.84%	3.13%	4.07%

Benchmark Index:
MSCI AC Far East Free ex Japan Index (net return)	-16.45%	-27.60%	1.23%	2.45%	5.13%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

The fund fell -19.70% in the first six months of the year compared to the benchmark which fell -16.45%.

The Fund is managed with a strong bias toward growth stocks, but we overlay this with a value discipline which means we do not chase stocks that are either expensive or those which are believed to have great potential but are not yet producing earnings. These expensive or more speculative stocks have suffered this year as higher inflation and interest rates have pushed down share valuations. The MSCI Asia Pacific ex Japan Growth Index fell 20% in the same period.

The market environment has evolved rapidly over the last six months. Initially, the resumption of demand post-COVID in developed markets collided with dislocations in the supply of goods and services which resulted in sharp rise in inflationary pressures. Commodity prices moved higher but then soared following Russia’s invasion of Ukraine. Market attitudes changed as the argument for inflation being transitory gave way to an expectation that inflation could go much higher and stay there for longer. The policy response has been to raise interest rates and keep raising them until inflation moderates. This works well if inflation is the result of high demand from buoyant consumers but today consumer demand is being hit by higher costs and higher taxes but prices for goods continue to go up as input costs increase. This has been damaging to consumer confidence in developed markets. In Asia, the region’s largest economy is still grappling with COVID. China’s zero-COVID policy meant that substantial areas of the country including Shanghai, covering an estimated 400 million people, were locked down in the earlier part of the year. The result was a sharp reduction in economic activity in China, which coupled with the ongoing strains in residential property market which began last year has hit consumer confidence here too.

China is now seeking to address this with a range of measures designed to support growth and restore domestic confidence which, unlike in developed markets, it has room to provide since inflation remains much lower.

Stock market performance in the region over the period, shown in the chart below shows some significant market weakness, but there have been changes recently in market leadership. In the first quarter, MSCI Australia, dominated by banks and miners which benefit respectively from steadily rising interest rates and higher commodity prices, led the region, rising 7% in USD terms while China, embroiled in lockdowns fell 14%. In the second quarter, Australia fell 18% as the higher-for-longer inflation and interest rate story does not look so good either for banks or for commodity demand. China by contrast, rose 3% and was the only country to register a positive return in the period.

The best performing stock in the first half of the year was Autohome Inc a US-listed Chinese e-commerce platform for new and used cars with revenues coming from advertising, dealer commissions and the online marketplace which facilitates sale and purchase transactions and access to auto financing. The business was weak in 2020-21 on sluggish car sales and increased competition. But it is turning a corner and would expect to be a beneficiary of improved consumer confidence which we would expect to see in the event of cyclical recovery in China. We have also seen improved business operations with cost reductions achieved in sales and marketing while at the same time new sales lead generation has remained firm.

The weakest stock was Novatek Microelectronics in Taiwan, a designer of semiconductors for use in consumer electronics. The weakness is attributable to worries about semiconductor oversupply, rising competition and concerns about the outlook for consumer demand. The company is expected to deliver the highest dividend growth in the portfolio this year which is both good and bad. We welcome the higher dividend which reflects the higher earnings we have seen in recent years, but it suggests a lower growth outlook for the company.

2.	Portfolio Changes

There were no changes to the portfolio during the period.

3.	Portfolio Position

The fund’s major exposure is to China, accounting for 63% of the Fund. The other main exposures, each accounting for 6% to 11% of the portfolio are to Australia, Korea, Singapore and Taiwan. There is also 7% exposure to US stocks which generate over 50% of their revenues from the region. Our heavy Chinese exposure reflects our views on the long-term structural growth that we see across diverse sectors. We also think that today China offers the best combination of growth and value backed up by our expectations of a reacceleration in domestic growth driven by the kind of significant counter-cyclical policy support that developed economies would like to provide but cannot given the inflation pressures which they are struggling to contain.

The portfolio’s China exposure is not simply made up of the e-commerce and technology platforms with which many investors are familiar and which have dominated the Chinese benchmark index. Our selection we think is much more interesting and captures ideas in the seven long-term structural growth themes we have identified: Rise of the middle class,16%; Manufacturing upgrades,6%; Cloud Computing, 3%; Sustainability, 12% Health care, Next generation consumer, 14%; and Financial services, 6%.

4.	Outlook

There is an unpleasant mix of factors coming together in developed markets. Inflation pressures are not solely the result of strong demand, which interest rates are well-suited to address, but also a product of supply side shortages which higher interest rates will not help to resolve. The mix of higher prices from the supply side and weaker demand resulting from higher interest rates is the basis for a potentially stagflationary environment. Added to that, rising bond yields increase the interest burden on public finances following a significant increase in public debt during recent years of low interest rates and lifted further by COVID support programmes in 2020. This limits the options available for cyclical support and indeed could see a higher tax burden on business and consumers.

Our belief is that China’s monetary and cyclical position gives room to the government and central bank to direct policy toward reacceleration of growth whereas the US and Europe are forced to direct policy toward fighting inflation and accepting the real possibility of recession. There is of course, the possibility that Chinese inflation pressures may emerge as demand recovers but we think this will take time; the lockdowns were extensive and have had a significant impact on consumer confidence so we believe this issue is unlikely to arise until next year by which time higher interest rates and weaker demand elsewhere may have reduced price pressures.

Our focus remains on companies that can show cash flow growth this year and next, not just the promise of it in three to five years. Higher inflation and interest rates diminish the value of future earnings 5 years’ hence when translated into today’s money and the effect of this on share valuations has been all too evident this year. The ability of these management teams and their operating assets that are the engine that generates the cash flows forms the basis for what we believe to be the route toward the translation of long-term structural growth into superior long-term investment returns.

Edmund Harriss

July 2022

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

The MSCI Asia Pacific ex Japan Small Cap Growth Index captures small-cap securities exhibiting overall growth style characteristics across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. This index is unmanaged and is not available for investment, and does not incur expenses.

The MSCI Australia Index is designed to measure the performance of the large and mid-cap segments of the Australia market. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	3.4%
% of Stocks in Top 10:	42.5%

Fund Manager:
Edmund Harriss
Sharukh Malik
Mark Hammonds

Top 10 Holdings (% of net assets)
Autohome Inc. - ADR	5.2%
Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	4.6%
JD.com Inc. - ADR	4.5%
Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	4.4%
Broadcom Inc.	4.3%
DBS Group Holdings Ltd.	4.0%
Baidu Inc. - ADR	4.0%
NARI Technology Co., Ltd. - A Shares	3.9%
China Lesso Group Holdings Ltd.	3.8%
NetEase Inc. - ADR	3.8%

Industry Breakdown (% of net assets)
Electronic Components - Semiconductor	10.2%
E-Commerce/Services	8.6%
Commercial Banks	7.5%
Building Products - Cement/Aggregates	5.2%
Food - Dairy Products	4.6%
Batteries/Battery Systems	4.4%
Machinery - General Industries	3.9%
Building & Construction Products - Miscellaneous	3.8%
Entertainment Software	3.8%
Auto - Cars/Light Trucks	3.6%
Medical Products	3.6%
Semiconductor Components - Integrated Circuits	3.5%
MRI/Medical Diagnostic Imaging	3.4%
Pharmaceuticals	3.3%
Electronic Component Miscellaneous	3.0%
Travel Services	2.9%
Internet Application Software	2.8%
Textile - Apparel	2.6%
Insurance	2.6%
Machinery - Construction & Mining	2.5%
Computer Data Security	2.5%
E-Commerce/Products	2.5%
Auto/Truck Parts & Equipment	2.4%
Photo Equipment & Supplies	2.2%
Beverages House Hold Products	1.8%
Metal Processors & Fabricators	0.0%

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 97.2%	Value
	Australia: 6.3%
28,819	Corporate Travel Management Ltd.	$368,575
19,149	Sonic Healthcare Ltd.	436,648
		805,223
	China: 63.9%
8,900	Alibaba Group Holding Ltd.	126,741
1,700	Alibaba Group Holding Ltd. - ADR	193,256
16,900	Autohome Inc. - ADR	664,677
3,400	Baidu Inc.* - ADR	505,682
321,000	China Lesso Group Holdings Ltd.	487,523
293,000	China Medical System Holdings Ltd.	457,987
66,500	China Merchants Bank Co., Ltd. - H Shares	445,569
205,000	Geely Automobile Holdings Ltd.	467,011
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	586,368
380	JD.com In. - CL A	12,153
9,000	JD.com Inc. - ADR	577,980
124,008	NARI Technology Co., Ltd. - A Shares	501,040
5,200	NetEase Inc. - ADR	485,472
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	332,477
114,600	Sany Heavy Industry Co., Ltd. - A Shares	325,347
27,800	Shenzhou International	336,111
659,000	Sino Biopharmaceutical Ltd.	416,370
8,000	Tencent Holdings Ltd.	358,978
108,400	Venustech Group Inc. - A Shares	323,038
60,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	567,780
		8,171,560
	Singapore: 4.0%
23,862	DBS Group Holdings Ltd.	510,631

	South Korea: 7.6%
38,530	Hanon Systems	301,792
430	LG Household & Health Care Ltd.	227,087
10,050	Samsung Electronics Co., Ltd.	444,989
		973,868

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 97.2%	Value
	Taiwan: 8.6%
63,000	Elite Material Co., Ltd.	$378,279
4,800	Largan Precision Co., Ltd.	279,488
2	Shin Zu Shing Co., Ltd.	6
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	448,027
		1,105,800
	United States: 6.8%
3,508	Applied Materials Inc.	319,158
1,120	Broadcom Inc.	544,107
		863,265
	Total Common Stocks	$12,430,347
	(cost $9,711,899)

	Total Investments in Securities	12,430,347
	(cost $9,711,899): 97.2%

	Other Assets less Liabilities: 2.8%	364,049

	Net Assets: 100.0%	$12,794,396

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	PERFORMANCE

Average annual Total returns	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years

Fund	-11.07%	-20.53%	2.57%	3.47%	4.93%

Benchmark Index:
Hang Seng Composite	-7.07%	-24.44%	-1.69%	1.77%	5.59%

For the Fund’s current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

At the end of the first half of the year, the Fund fell 11.07% compared to the Hang Seng Composite Index which fell 7.07%.

China faced a surge in Covid cases which peaked in April. Given the country is still pursuing its zero covid policy, these cases led to relatively brief lockdowns in Shenzhen and Jilin province. However, in Shanghai officials understandably tried to minimize the impact on the economy and focused on locking down specific neighborhoods. Nevertheless, by this point cases had already reached a critical level, made even worse by the more transmissible Omicron variant. Cases in Shanghai surged out of control and the city was in full lockdown in April and May. Other cities, including Beijing, were also under threat of entering a full lockdown but due to much earlier restrictions this was avoided. The cost of the lockdowns and restrictions across the country was seen in very weak economic data between March and May. The Caixin Purchasing Managers Index (PMI), which is more geared towards private businesses, fell sharply from 50.4 in February to 48.1 in March and 46.0 in April. Retail sales fell 3.5% year-on-year in March and 11.1% in April.

Shanghai’s lockdown was lifted at the very beginning of June and since then the covid situation has improved. At the end of June, of the largest 100 cities which account for 70% of China’s GDP, more than half had no lockdown restrictions. Of the remaining cities, most had relatively loose measures in place. We are seeing more people being asked to conduct regular covid tests every 3-5 days in order to enter public venues. A national covid pass, which checks if one has the virus or is an area with a moderate level of cases, is also required to move between cities. In the next few months, we expect this to continue to be the norm. Given the improvement in covid cases, we have seen a sharp recovery in economic data. The Caixin PMI rose from 46.0 in April to 48.1 in May and 51.7 in June – a reading above 50.0 indicates expansionary activity. After falling 7.7% in April, industrial production rose 3.2% in May. The most recent indications from China show that a recovery in the residential property market is indeed underway.

In April, Chinese markets fell but were outperformers relative to its developed market counterparts. The MSCI China Index fell 4.1% while the S&P 500 Index fell 8.7%. The Chinese government continued to state it would stimulate the economy, repeating old promises, but markets remained unconvinced. Chinese markets rose by 1.2% in May but the month really had two phases. In the first half, Chinese markets had fallen by as much as 10.0% as Shanghai was still in lockdown and fears were building that Beijing would follow too. However, as Covid case rates began to improve and further economic stimulus was announced, markets rebounded over the rest of the month, meaning Chinese markets rose in May. This optimism continued into June, as the MSCI China Index rose 6.7% while the S&P 500 Index fell 8.3% and the MSCI World Index fell 8.7%.

2.	ACTIVITY

In the first half of the year, we sold three positions and bought three positions.

Sells

We sold Galaxy Entertainment due to our belief rising Omicron cases would become harder to control, which we saw in Shanghai. As China sticks to its zero covid policy, it is likely the casinos in Macau will have another tough year.

We sold China Resources Gas (held since 2019) as its earnings growth profile over the next three years, though steady between 6% and 8%, is not as high as we are looking for in this strategy. The risk of margin compression if they were unable to pass on higher gas costs which was also a concern has not materialised.

We are in the process of selling another position which will be disclosed when complete.

Buys

We bought Shenzhou International, a textile and apparel maker, after the stock sold off on a profit warning. Due to Covid-related suspension of production sites across Cambodia and Vietnam, costs increased and revenues fell in the second half of 2021. We do not think these conditions are likely to last for the next three years. The risk reward ratio for the stock became much more attractive and so we bought the stock.

Following the sell-off in the middle of March, we bought Shenzhen Inovance Technology and Hong Kong Exchanges and Clearing. Inovance is a manufacturer of industrial automation equipment. The business gives exposure to various traditional industrial markets as well as newer markets such as electric vehicles (EVs) and solar panels. Inovance has a quickly growing EV controller business which may become profitable in 2022, and we expect this to become a further growth driver for the business. Hong Kong Exchanges & Clearing (HKEX) is a high quality stock which is often expensive. As we are clearly bullish on the demand for Chinese stocks over time, we expect the exchange which facilitates the trade of Chinese stocks to also do well. The exchange benefits through the Stock Connect scheme which allows foreigners to buy domestic A shares. The ETF Connect was approved in June which allows mainland investors to buy HKD-denominated ETFs in Hong Kong – this is a further positive step for HKEX.

3.	OUTLOOK

Currently, global investors’ appetite for Chinese stocks is low, one of the reasons for which is China’s zero covid policy and its impact on the economy. We believe that China is still following this policy because of the low take up of vaccinations and booster shots by the elderly. Given this age group is the most vulnerable to covid, this is a problem. In Beijing, local authorities briefly introduced a vaccine mandate, only allowing the vaccinated to enter many public venues. However, in response to public backlash, the mandate was cancelled after only two days. This highlights the reservations the public have with the domestic vaccines and the difficulty facing the government. A successful domestic mRNA vaccine may lead China to move away from zero covid. China is developing its own mRNA vaccines and results of several vaccine trials are expected to come through in the second half of 2022.

We think that China remains an attractive investment destination if investors take a medium to long term view. On a purchasing power basis, China is the largest economy in the world yet its equity markets remain smaller than that of the US. We expect that over time, China’s economy is to continue growing, increasing the potential sales for Chinese companies. We have invested in a set of companies which give exposure to interesting structural growth opportunities. These are well run companies which have demonstrated they can convert revenues into earnings and cash for their investors. These companies make good capital allocation decisions as evidenced by their high return on capital.

We believe our companies also have good pricing power as shown by their higher and more stable gross margins. A stable gross margin, in our view, indicates companies can pass on higher costs onto consumers. Over the past five years, the Fund has had a higher gross margin than the MSCI China Index. Based on consensus analyst expectations, the Fund’s margin is expected to hold up in 2022 while that of the China index is expected to fall significantly. This ability to pass on some of the inflationary pressures is important in the current environment.

Gross Margin

Source: MSCI, Guinness calculations. Data as of 06/30/2022. Holdings for the Fund exclude the position which we are in the process of exiting. Data for the Fund is a simulation based on actual historic data for the Fund’s current holdings. Index data uses historic holdings as of the end of each year.

We believe the tightening of monetary policy in developed markets is likely to lead to a valuation derating for stocks in these markets. China is moving in the opposite direction with counter cyclical support measures which developed economies would like, but with runaway inflation are not able to provide. These take the form of monetary loosening and policy support designed to reaccelerate growth and boost consumer confidence. Lower stock market valuations today and forecast consensus earnings growth of 16% in 2023 and 14% in 2024 make China an interesting investment opportunity at this point, in our opinion.

Edmund Harriss

Sharukh Malik

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

The MSCI China Index captures large and mid-cap representation covering about 85% of this China equity universe. This index is unmanaged and is not available for investment, and does not incur expenses.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 is a market capitalization weighted index of 500 leading publicly traded companies in the U.S. This index is unmanaged and is not available for investment, and does not incur expenses.

The Caixin PMI measures the performance of the manufacturing sector and is derived from a survey of more private companies.

Return on capital is the ratio of net profits to total capital, indicating how efficiently capital generates net profits.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	10.9%
% of Stocks in Top 10:	38.5%

Fund Manager:
Edmund Harriss
Sharukh Malik

Top 10 Holdings (% of net assets)
China Overseas Land & Investments Ltd.	4.4%
Suofeiya Home Collection - A Shares	4.1%
JD.com Inc. - ADR	4.1%
NetEase Inc. - ADR	4.1%
AIA Group Ltd.	3.9%
NARI Technology Co., Ltd. - A Shares	3.7%
Baidu Inc.	3.6%
China Medical System Holdings	3.6%
Shenzhen Inovance Technology Co., Ltd. - A Shares	3.5%
Haier Smart Home Co., Ltd. - H Shares	3.5%

Geographic Breakdown (% of net assets)
China	88.3%
Hong Kong	11.5%

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.8%	Value
	Appliances: 6.7%
453,200	Haier Smart Home Co., Ltd. - H Shares*	$1,677,262
181,009	Zhejiang Supor Cookware - A Shares	1,522,319
		3,199,581
	Auto/Cars - Light Trucks: 2.7%
579,000	Geely Automobile Holdings Ltd.	1,319,022

	Auto/Truck Parts & Equipment: 2.6%
797,480	Weichai Power Co., Ltd. - H Shares	1,267,669

	Batteries/Battery System: 3.4%
173,440	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	1,636,898

	Building Products: 3.4%
1,062,000	China Lesso Group Holdings Ltd.	1,612,928

	Commercial Banks: 3.0%
213,000	China Merchants Bank Co., Ltd. - H Shares	1,427,159

	Computer Data Security: 2.9%
461,650	Venustech Group Inc. - A Shares	1,375,743

	E-Commerce/Services: 7.3%
24,500	Alibaba Group Holding Ltd.	348,895
10,300	Alibaba Group Holding Ltd. - ADR	1,170,904
1,352	JD.com Inc.	43,239
30,400	JD.com Inc. - ADR	1,952,288
		3,515,326
	Electronic Components: 5.7%
539,989	Shenzhen H&T Intelligent Control Co., Ltd.- A Shares	1,534,591
479,200	Shengyi Technology Co., Ltd. - A Shares	1,216,939
		2,751,530
	Energy-Alternate: 3.2%
973,987	Xinyi Solar Holdings Ltd.	1,518,145

	Finance: 3.3%
32,400	Hong Kong Exchanges & Clearing Ltd.	1,595,034

	Food-Dairy Products: 6.8%
317,800	Chongqing Fuling Zhacai Group Co., Ltd. - A Shares	1,638,364
275,600	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	1,604,798
		3,243,162
	Home Furniture: 4.2%
485,700	Suofeiya Home Collection - A Shares	1,995,306

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.8%	Value
	Insurance: 6.3%
170,200	AIA Group Ltd.	$1,848,174
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	1,190,812
		3,038,986
	Internet Application Software: 2.7%
28,400	Tencent Holdings Ltd.	1,274,372

	Internet Content - Entertainment: 4.1%
20,875	NetEase Inc. - ADR	1,948,890

	Machinery-General Industry: 10.2%
441,840	NARI Technology Co., Ltd. - A Shares	1,785,205
171,454	Shenzhen Inovance Technology Co., Ltd. - A Shares	1,688,919
501,697	Sany Heavy Industry Co., Ltd. - A Shares	1,424,306
		4,898,430
	Pharmaceuticals: 9.3%
1,096,000	China Medical System Holdings	1,713,151
1,366,400	CSPC Pharmaceutical Group Ltd.	1,359,120
2,183,500	Sino Biopharmaceutical Ltd.	1,379,581
		4,451,852
	Real Estate Operations/Development: 4.4%
660,000	China Overseas Land & Investments Ltd.	2,091,496

	Retail - Apparel/Shoe: 4.0%
980,000	China Lilang Ltd.	487,992
117,600	Shenzhou International Group Holdings Ltd.	1,421,820
		1,909,812
	Web Portals: 3.6%
11,700	Baidu Inc.*	1,740,141

	Total Common Stocks	$47,811,482
	(cost $42,387,321)

	Total Investments in Securities	47,811,482
	(cost $42,387,321): 99.8%
	Other Assets less Liabilities: 0.2%	90,055

	Net Assets: 100.0%	$47,901,537

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	15.45%	24.44%	2.88%	2.98%	0.02%

Benchmark Index:
MSCI World Energy Index (net return)	23.96%	31.20%	5.58%	5.34%	2.44%

For the Fund’s current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2022 produced a total return of 15.45%. This compares to the price return of the Morgan Stanley Capital International World Energy Index (net return) of 23.96%. The fund was ahead of the broad US market, which was down over the period, as exemplified by the S&P 500 Index’s total return of -19.97%.

2.	ACTIVITY

In March we exited our positions in Gazprom (Russian natural gas) and CNOOC (Chinese oil), and established new positions in Diamondback Energy (US oil & gas producer), Halliburton and Baker Hughes (both US energy service providers).

In April we purchased new positions in Cenovus (Canadian integrated oil and gas) and Kinder Morgan (North American midstream pipelines).

3.	MARKET BACKGROUND & PORTFOLIO REVIEW

For much of last year, the Organization of the Petroleum Exporting Countries (OPEC+) group enjoyed a successful period of oil inventory management, returning oil supply back into the market as the post-COVID demand trajectory allowed. Their ambition was to keep global inventories under control, whist achieving an oil price which satisfies the fiscal needs of its members. This aim was broadly successful, with Brent averaging $71/bl in 2021 and inventories continuing to fall from record levels. By the start of 2022, however, the narrative was shifting to one of excessively tight inventories, and whether OPEC+ could continue to maintain market balance in the face of global oil demand reaching new highs.

The Brent oil price started the year at $77/bl and, with inventories continuing to fall rapidly in January and February, prices rose above $100/bl for the first time since mid-2014. An already tight market then saw major disruption at the end of February with the Russian invasion of Ukraine. Russia is normally the world’s second largest oil producer, supplying around 11m b/day (11% of the market), of which around 8m b/day is exported either as crude or refined products. The prospect of Russian oil being excluded from certain parts of the market, and uncertainty around how effective Russia would be in diverting that oil and oil product to other buyers, pushed prices to over $120/bl.

Global oil demand in 2022 was forecasted in January by the IEA to be up 3.3m b/day versus 2021, putting demand on par with its previous peak in 2019. Today, that forecast for demand growth has been cut to 1.8m b/day, a function of higher prices causing demand destruction, economic slowdown, COVID resurgence in China and the impact of sanctions on the Russian economy.

Despite the supply challenges thrown up by the Russia/Ukraine crisis, OPEC+ have deviated little from their plan, set out in mid-2021, to increase production quotas by 0.4m b/day per month through to September 2022. By this time, the COVID quota reductions will be fully unwound. A major challenge for the oil market, however, is that OPEC+ is not delivering according to plan, even outside Russia. Indeed, the gap between actual production and production quotas has been increasing consistently. Quotas for May 2022 were 42.1m b/day versus actual supply of 39.1m b/day. Beyond Russia, several countries have struggled to keep up with quota increases, in particular African members of OPEC that are seeing the effects of years of underinvestment in new oil capacity.

The one area of growth in supply has been US shale oil, which looks to be up by around 0.5m b/day since the start of the year. The number of ‘horizontal’ drilling rigs in the US has been on an increasing trend, though still around 10% down from the pre-pandemic level. Production in the US this year has also been supported by reliance on wells that were previously drilled but left uncompleted (DUCs), which have formed an unusually large proportion of completed wells this year.

Faced with the prospect of spiraling oil prices, the US and most other IEA members announced plans to release a significant amount of oil from strategic petroleum reserves (SPRs). Combined planned SPR releases by the US and other IEA members for 2022 now amount to 283m barrels, or nearly 20% of the IEA’s 1.45 bn barrel crude and product SPR inventories. If followed through, they represent the biggest strategic release in oil market history. The releases have helped to prop up supply, and have taken some edge off price increases. However, the oil market has also recognized that there is an element of ‘kicking the can down the road’ here, with a stated plan eventually to refill the SPR creating an additional oil demand burden in the future.

Much of the focus in energy markets this year has been on the rise in spot oil prices. However, there has also been a notable increase in refining margins, causing the prices of refined products (e.g. gasoline and diesel) to rise faster than the price of crude oil. A combination of disruption of Russian oil and refined product exports, structural capacity constraints (thanks to recent refinery retirements) and low product inventories have driven global refining margins to unusually high levels.

Whilst spot oil prices so far this year have been highly volatile, there has been a steady rising trend for long dated oil. The five year forward Brent oil price has risen over the last six months from $64/bl to $73/bl. We believe this reflects a) the growing energy supply deficit that is emerging globally and the need to incentivise greater investment to close the gap; b) the unwillingness of a portion of oil suppliers to increase CAPEX thanks to Environmental, Social and Governance (ESG) pressures; and c) the impact of inflation on future cost of oil supply.

Brent oil price: spot vs five year forward ($/bl)

Source: Bloomberg; Guinness Atkinson Asset Management

For natural gas, several factors came together across to globe in late 2021 to drive prices materially higher. Surging power demand as many economies recovered from COVID; cold winter weather in Europe; drought in Brazil and China curbing hydro output; higher European carbon prices; a shortage of coal in China combined to create extraordinarily tight markets. So far this year, many of these transitory issues have improved, but have been trumped by a far more precarious gas supply situation thanks to the Russia/Ukraine crisis. Since February’s invasion, Russian gas has still flowed into Europe, albeit less than normal. The European Commission has announced its desire to reduce reliance on Russian gas, whilst recognizing the significant short-term obstacles to achieving this aim. In June, Russia started to limit flows further, a clear move to ‘weaponizing’ the commodity. Against this backdrop, natural gas prices have remained exceptionally high, with Europe having to outbid other parts of the world for marginal LNG cargoes, in an effort to fill gas storage by this winter.

Global natural gas prices (US$/mcf)

Source: Bloomberg; Guinness Atkinson Asset Management

Given the strength in oil and gas prices, the first half of 2022 has been positive period for energy equities. The sector (MSCI World Energy Index net return in USD) finished +24.0%, well ahead of the broad market (MSCI World - 20.5%). The Guinness Atkinson Global Energy Fund produced a total return of +15.45% (in USD), comfortably ahead of the broad market but behind the MSCI World Energy Index.

On a stock-by stock-basis in the fund, our three US shale oil biased E&P companies (Devon Energy Corp +29%; EOG Resources +29%; Pioneer Natural Resources +28%) were strong performers, enjoying a high degree of operational leverage to rising oil prices. US integrateds (Exxon +43%; Chevron +26%) and our US refining holding (Valero +44%), also outperformed, benefitting from exceptional returns in the US refining environment. Another subsector within the fund that outperformed over the first half of 2022 was Canadian integrateds (Imperial Oil +32%; Canadian Natural Resources +30%; Suncor +43%), with high-cost oil sands operations enjoying oil price leverage and growing free cashflow profiles.

European natural gas producers also did well, thanks to strength in the underlying commodity. Equinor, which controls a large portion of natural gas flows into the European market, was the stand-out larger cap gas name in the fund, up 32% since the start of the year.

The underperformance of the fund versus the index, however, can be explained in broad terms by the global nature of our portfolio, and in particular the direct and indirect impacts of its exposure to Russia. Over the period, we saw:

●	The exceptional decline in our holding in Gazprom (a 3.8% weight at the start of the year). Our position in Gazprom was sold on 1 March, before the London Global Depository Receipts (GDR) market was suspended on 3 March. The decision to sell was a painful one, with Gazprom one of our strongest holdings over the previous five years, but driven but a belief that little fundamental value was likely to accrue to Western shareholders of Gazprom in the future.

●	Higher exposure in the fund to European integrateds (e.g. OMV -13%; ENI -11%), which as a group have suffered versus North American peers thanks to Russian asset exposure/proximity to Russia.

●	High weighting in the index to North America, seen as an energy safe haven through the crisis, and in particular to Exxon (+43% and Chevron (+26%). We owned both companies in the fund, but were structurally underweight their combined 27% weighting in the index.

Whilst our performance was behind the MSCI World Energy Index, which is developed market only, we take some comfort from our portfolio performing in-line with the MSCI Energy (All Country) Index, which also includes developing markets in its composition.

The sector and geographic weightings of the portfolio at June 30, 2022 and December 31, 2021 were as follows:

Sector breakdown (%)	June 30, 2022	Dec. 31, 2021
Integrated Oil & Gas	57.6	56.1
Oil & Gas Exploration & Production	24.6	26.2
Oil & Gas Drilling	0.0	0.0
Oil & Gas Equipment & Services	7.5	4.2
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	6.1	6.8
Oil & Gas Storage & Transportation	5.8	4.0
Solar	0.6	0.8
Cash	-2.1	1.7
TOTAL	100	100

Geographic breakdown (%)	June 30, 2022	Dec. 31, 2021
US	46.3	35.0
Canada	18.3	17.3
UK	10.9	6.5
Latin America, Hong Kong & Russia	2.9	12.8
Europe (ex UK)	23.7	26.7
Cash	-2.1	1.7
TOTAL	100	100

4.	OUTLOOK

Given the state of the world economy, and uncertainties around Russian oil and gas production, the outcomes for spot oil prices in the short-term are hard to predict. What is clearer is that we are in a new cycle for oil, driven by several years of underinvestment. This cycle may be disrupted by recession, but if it is, oil prices will soon be pulled higher again, with the structural deficit that has emerged needing to be solved.

The IEA have recently published their first forecast for global oil demand in 2023, up by 2.2m b/day versus 2022 and taking demand over 1m b/day higher than the previous peak in 2019. This expectation is consistent with the IMF’s current global GDP growth forecast for 2023 of 3.6%. Recessionary concerns may result in a lower outcome for 2023, but the IEA’s oil forecast serves as a reminder of the upward pressures that still exist structurally for oil demand post-COVID. Indeed, if oil demand was ‘on trend’ with growth that should have occurred since 2019, demand in 2023 would be around 3m b/day higher than the current 101.6m b/day forecast.

The lack of spare capacity in OPEC+ is a concern. The group, even outside Russia, is struggling to keep up with production quotas. At the start of June, OPEC+ announced an acceleration of quota increases, pulling the 0.4m b/day rise tabled for September forward into July and August. The reality is that these are ‘optical’ quota changes, relying even on increases from Russia let alone the rest of the group, to be achieved. Saudi’s quota for August is 11m b/day, a level that Saudi has only achieved twice in its history. We continue to think that Saudi are a rational and intelligent operator in the oil market, seeking an oil price that provides them with a fiscal surplus ($80/bl+), but one that does not stress the world economy. Saudi will be uncomfortable with oil at much over $100-110/bl, but the question remains whether there is much they can do about it, should supply falter elsewhere.

In the non-OPEC world (ex US shale), low levels of spending on oil developments are impacting prospects for growth. The average level of CAPEX being committed for the largest non-OPEC oil projects around the world in 2017-21 is around $35bn, which compares to just over $100bn in 2010-14. Whilst there are some brighter spots which will see supply increases, such as Norway, Brazil and Guyana, recent low levels of spending put non-OPEC (ex-US) supply on a path of stagnation for the next few years. Any uptick in spending in 2022/23 will take a number of years to feed through to improved supply.

US shale remains the world’s most dynamic source of oil supply. The US shale industry has been dominated since 2019 on a focus on free cashflow, deleveraging and increased returns to shareholders. Production growth has been out of fashion, and a key question is whether higher prices reverse this trend. The number of oil drilling rigs in the US has been on the rise, though still around 10% below the pre-pandemic level. Further industry expansion may be constrained by oil service capacity which is starting to get stretched. Overall, we maintain our forecast that US shale production will grow this year by around 0.75m b/day versus 2021, with growth of just over 1m b/day in 2023. Growth from US shale of plus or minus 1m b/day is helpful for world oil balances, but insufficient to prevent a greater call on OPEC oil, should demand grow as expected.

For international natural gas markets, the reduced flow of Russian gas into Europe creates major challenges. The European Commission has announced its ambition to reduce reliance on Russian gas, but both sides know how difficult this is in the short-term. So far this summer, Europe has done a reasonable job of refilling inventories, with gas in storage not far off the 5-year average. Russia is responding by lowering pipeline exports into Europe further, in an apparent effort to keep the European gas market tighter and maintain their leverage. Europe is bidding for LNG cargoes wherever they can, though a three-month outage at Freeport LNG in Texas (c.5% of global LNG capacity) has not helped. Major new LNG projects are being commissioned (e.g. US and Qatar), but will take 3-5 years to come through. Overall, we do believe that we will see relief from the extreme prices currently being seen in Europe and Asia – demand destruction will be part of the solution – but prices will remain significantly elevated versus pre-pandemic levels.

The rise in oil prices, gas prices and refining margins so far this year has been accompanied by a further rally in oil & gas equities, as the market adjusts to tighter energy markets. The rise in energy equities has lifted the price-to-book (P/B) ratio for the energy sector at the end of June to around 1.8x, having fallen as low as 0.7x in March 2020. This compares to the S&P 500 which, despite falling into a bear market, still trades at 3.8x. On a relative P/B basis versus the S&P500, therefore, the valuation of energy equities sits under 0.5x, still over two standard deviations below the long-term average.

At the end of June, we estimate that the valuation of our portfolio of energy equities reflected a long-term Brent/WTI oil price of around $59/bl combined with a normalization of global refining margins. If the market were to price in a long-term oil price of $70/bl, it would imply around 35% upside while there would be around 65% upside at a long-term oil price of $80/bl Brent, in our view.

Will Riley, Jonathan Waghorn & Tim Guinness

July 7, 2022

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) - A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Standard Deviation - A measure of the variability of a dataset in relation to its mean. Approximately 95% of observations should be within +/- 2 standard deviations of the mean. The likelihood of an observation exceeding / undershooting the mean by more than 2 standard deviations is 2.3% for each scenario and is therefore an uncommon occurrence.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	40.7%
% of Stocks in Top 10:	46.6%

Fund Managers:
Timothy Guinness
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
Exxon Mobil Corp.	5.7%
Chevron Corp.	5.4%
Total Energies SE	5.2%
Equinor ASA	5.0%
Valero Energy, Corp.	4.7%
BP PLC	4.4%
Shell PLC	4.4%
ConocoPhillips	4.1%
Repsol SA	4.0%
Devon Energy Corp.	3.7%

Geographic Breakdown (% of net assets)
United States	44.8%
Canada	17.5%
United Kingdom	5.6%
France	5.2%
Norway	5.0%
Netherlands	4.4%
Spain	4.0%
Portugal	3.4%
China	2.7%
Austria	2.6%
Italy	2.5%
Singapore	0.1%

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 97.8%	Value
	Energy - Alternate Sources: 0.6%
662	Maxeon Solar Technologies Ltd	$8,798
5,336	SunPower Corp.*	84,362
		93,160
	Oil & Gas - Exploration & Production: 23.6%
10,640	Canadian Natural Resources Ltd.	571,737
7,679	ConocoPhillips	689,651
2,074,051	Deltic Energy PLC	71,989
11,266	Devon Energy Corp.	620,869
4,794	Diamondback Energy Inc.	580,793
57,774	Diversified Energy Co., PLC	78,570
256,010	EnQuest PLC*	73,300
5,247	EOG Resources Inc.	579,479
137,690	Pharos Energy PLC	36,785
2,696	Pioneer Natural Resources Company	601,424
5,221,570	Reabold Resources PLC*	17,197
		3,921,794
	Oil & Gas - Field Services: 7.2%
8,839	Halliburton Company	277,191
25,043	Helix Energy Solutions Group, Inc.*	77,633
15,691	Schlumberger Ltd.	561,110
9,599	Baker Hughes Company	277,123
		1,193,057
	Oil & Gas - Integrated: 58.7%
156,008	BP PLC	735,269
32,025	Cenovus Energy Inc.	609,277
6,231	Chevron Corp.	902,124
424,000	China Petroleum & Chemical	190,379
35,399	Eni SpA	421,149
23,999	Equinor ASA	837,566
10,982	Exxon Mobil Corp.	940,499
48,622	Galp Energia Sgps Sa	568,277
12,891	Imperial Oil Ltd.	607,672
23,745	Kinder Morgan Inc.	397,966
9,260	OMV AG	435,393
562,000	PetroChina Co., Ltd. - H Shares	266,643
45,038	Repsol SA	661,520
27,911	Shell PLC	723,883
17,335	Suncor Energy, Inc.	608,156
16,275	Total Energies SE	856,831
		9,762,604

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 97.8%	Value
	Oil & Gas - Pipelines and Transportation: 3.1%
12,312	Enbridge Inc.	$520,305

	Oil Refining & Marketing: 4.6%
7,284	Valero Energy, Corp.	774,144

	Total Common Stocks	$16,265,064
	(cost $18,174,669)

	Total Investments in Securities	16,265,064
	(cost $18,174,669): 97.8%

	Other Assets less Liabilities: 2.2%	365,276

	Net Assets: 100.0%	$16,630,340

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

AVERAGE ANNUAL TOTAL RETURNS	6 MONTHS (ACTUAL)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND
Investor Class	-29.22%	-24.82%	9.80%	9.06%	13.02%
Institutional Class*	-29.13%	-24.61%	10.08%	9.33%	13.21%

BENCHMARK INDICES:
MSCI WORLD INDEX (Net Return)	-20.51%	-14.34%	6.98%	7.66%	9.50%
NASDAQ COMPOSITE INDEX	-29.23%	-23.43%	12.15%	13.46%	15.38%

*	Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over the first half of 2022, the Guinness Atkinson Global Innovators Fund produced a total return of -29.22% (in USD) vs the MSCI World Index net total return of -20.51% (in USD). The fund therefore underperformed the benchmark by 8.71%.

Performance

Global equity markets fell during the first quarter of 2022, with broad declines across most major markets and sectors. Two key themes dominated investor sentiment over the period. Firstly, a marked shift towards more hawkish policy from global Central Banks led to an increase in the discount rate, driving outperformance of value over growth. Secondly, the outbreak of war in Europe in late February delivered markets an additional shock, exacerbating fears over supply chain disruption, the energy crises and with it, further inflation. At the turn of the year, Central Bank tone became markedly more hawkish, as US Fed Chair Jay Powell failed to rule out potential rate hikes at every subsequent Federal Open market Committee meeting from March until the end of 2022, translating to a total of seven quarter-point increases over 2022. This was in stark contrast to the market’s position in June last year, where consensus estimated no interest rate rises in the US during 2022, and just one by the end of 2023. This rapid change in expectations acted as a significant headwind to equities, and growth stocks in particular, causing modest declines over January and February. As tensions in Ukraine escalated into a Russian invasion, concerns over economic implications tamed growth expectations. Western companies scrambled to disentangle their business exposure from Russia, with firms such as Microsoft and Apple pausing sales in the region, and Google and Meta suspending advertising. With limited Russian exposure, the Fund’s holdings were relatively protected against some of the intense drawdowns seen elsewhere in the market. That being said, that did not prevent stocks from being caught up in the volatility that followed.

For the first quarter of 2022, the Guinness Atkinson Global Innovators Fund provided a total return of -11.83% (USD) against the MSCI World Index net total return of -5.15% (USD). Hence, the fund underperformed the benchmark by 6.68% (USD). Relative portfolio performance can be attributed to the following:

●	The relative outperformance of value was a headwind for the Fund. Rising interest rates and the transition to defensive sectors, which are typically value orientated, resulted in a sell-off in stocks with growth attributes, such as those typically found in the Fund.
●	The firm's high exposure to Information Technology, and in particular semiconductor names, was a core driver behind relative underperformance.
●	Also from an allocation perspective, the firm has no exposure to energy, consumer staples, utilities and materials, and we are holders of just one financial stock. Each featured in the top 6 performing sectors, a result of their value and/or defensive properties. This provided a further negative allocation affect to the fund.
●	Whilst health-care was just the fifth top performing sector during the quarter (MSCI World Health Care Index 3.2%), the Fund's top two performers for the period were both health-care stocks: Bristol-Myers Squibb (+19.0% USD) and Medtronic (+7.9%) were both positive drivers from a stock selection perspective.

Global equity markets continued their downward trend in the second quarter, leading to the worst first-half performance for developed equity markets in more than 50 years. As was the case in the first quarter, inflation continued to accelerate across regions. With global economies unlocking themselves from Covid-19 induced ‘lockdowns’ at varying rates, global supply chains continued to suffer numerous pressure points, driving disruption in manufacturing and delivery in particular. Further coronavirus outbreaks in China (Shenzhen and Shanghai), led to subsequent lockdowns and shutdowns of manufacturing, a gentle reminder that the world was still very much subject to Covid related struggles. This impact was often noted in corporate earnings as upstream manufacturers struggled to get products into Chinese factories, and downstream retailers dealt with disruption to inventories. The Russia-Ukraine war continued to complicate the situation, and in particular political tensions between Europe and Russia exacerbated the energy crisis, a core component of the acceleration in inflation in that region. The Fed’s ‘balancing act’ – taming inflation without bringing global economies into recession – was brought firmly into focus towards the end of May. With uncertainty surrounding the potential success of global central bank policy, even Federal Reserve Chair, Jay Powell, stated that the Fed couldn’t guarantee a ‘soft landing’. This market anxiety continued to drive equities lower in the latter stages of the quarter, and a ‘flight to safety’ towards more defensive areas of the market.

In the second quarter of 2022, the Fund returned -19.73% (USD), and the MSCI World Index returned -16.19%. The Fund therefore underperformed the Index by 3.54% over the period. Relative portfolio performance can be attributed to the following:

●	The relative outperformance of value was a headwind for the Fund. Rising interest rates and the transition to defensive sectors, which are typically value orientated, resulted in a sell-off in stocks with growth-tilted attributes, such as those typically found in the Fund.
●	The firm’s high exposure to Information Technology, and in particular semiconductor names, was a core driver behind relative underperformance. However, good stock selection within the sector created offset some of this negative allocation effect, with names such as Visa (-11.05% USD), Mastercard (-11.60%), KLA (-12.56%) and Amphenol (-14.29%) all outperforming the technology sector.
●	The firm has no exposure to energy, consumer staples and utilities, all of which significantly outperformed the MSCI World, and therefore proved a drag to relative Fund performance.
●	Strong performance from companies such as Bristol-Myers Squibb (+6.18% USD) and Anta Sports (-1.45%) were positive from a stock-selection perspective.

Activity

Over the first six months of 2022, we sold three positions, Cisco, Samsung Electronics and SAP, and initiated three new positions in Intuit, Salesforce and Zoom.

Buys:

Intuit Technologies is a global technology platform which provides small businesses and self-employed customers with financial management and compliance products. Intuit’s track record of innovation, quality attributes and growth potential make it a natural fit for the Fund. Whilst offering a higher-growth outlook than peers, Intuit is trading at similar P/E levels – an attractive entry point considering it traditionally trades at a significant premium.

Salesforce aims to increase the productivity and efficiency of sales representatives through a number of products of substantial scale and growth, their cloud-hosted customer relationship management technology being the outright market leader. Through margin expansion, cross-selling, end-market growth, market-share gains, and both organic and inorganic opportunities, Salesforce has many levers to pull to maintain its strong growth trajectory.

Zoom was one of the beneficiaries of the Covid pandemic, with the firm’s Zoom Meetings product offering a low-cost platform for friends, family and colleagues to keep in touch. The company executed an excellent strategy that built on the extreme growth it initially underwent and now holds a commanding position in the market. With a low-touch, ‘freemium’ model that lends itself to viral adoption, the firm has quickly become one of the best-known brands within video communications. Whilst it remains to be seen whether Zoom will be one of the ‘winners’ in the UCaaS space, we believe the firm has given itself every chance of doing so, with a superior product, strength in the brand name, and a strong, sensible strategy. We also note the significant cash buffer the company has built on its balance sheet.

Sells:

SAP is a global software vendor which provides enterprise resource planning and database management software, among other products. The business has been transitioning away from licensing towards SaaS, and has disappointed the market by pushing back guidance and seeing slower and less profitable shift to cloud than expected. We felt there were better opportunities with clearer earnings growth potential elsewhere, considering the market sell-off in 2022.

Cisco, a leading supplier of network IT hardware, has been increasing its software capabilities and moving to capture a greater recurring revenue stream. The business is very well run and has been improving returns on capital over the past few years. Although we rate the company highly, we are cautious on the potential for macro headwinds in a lower-growth (or potentially recessionary) environment, and although the valuation has de-rated to reflect this, we felt there were better opportunities for high-quality companies offering potentially higher growth.

Samsung Electronics generates a significant proportion of revenues and earnings from its semiconductor business, alongside consumer electronics such as displays and smartphones. Although we are broadly constructive on the semiconductor market due to the expanding demand drivers versus history, we are conscious of the overall exposure of the Fund. Because of the strong run of the stock price through the pandemic period (some of which has been given back alongside the broader market sell-off this year), its exposure to lower-margin consumer electronics, and our significant exposure to the semiconductor industry, we felt it was an opportune time to take profits and invest in other companies that may offer greater secular growth opportunities that may be less susceptible to cyclical pressures.

Outlook

The Fund seeks to invest in quality, innovative, growth companies trading at reasonable valuations. By doing so, we seek to invest in companies that are experiencing faster profit growth, supported by higher margins and which are less susceptible to cyclical pressures. Despite the notable headwinds to growth investing we outline above, we are pleased our focus on quality growth-at-a-reasonable-price has shown its strength in avoiding the highly valued non-profitable tech businesses that have seen significant share price falls - as the lofty expectations predicted post-pandemic have not materialised and the ‘get big quick’ model of growth has come under severe pressure in a changing rate environment. We believe our more measured approach to investing in growth will continue to perform well over the longer term.

The table below illustrates how the portfolio at the end of the first half reflects the four key tenets of our approach: innovation, quality, growth, and conviction. The fund owns businesses that have; higher spend on intellectual property through research and development (R&D), less capital intensiveness, higher cash flow returns on investment, with higher historic growth. The fund currently trades at a 29.5% premium to the benchmark on a PE basis, slightly above long-term averages for the Fund vs the benchmark.

		Fund	MSCI World Index
Innovation	R&D / Sales CAPEX / Sales	8.8% 6.1%	6.3% 8.4%
Quality	Return-on-Capital Weighted average net debt / equity	19.4% 12.7%	7.2% 66.8%
Growth (& valuation)	Trailing 5-year sales growth (annualized) Estimated earnings growth (2022 vs 2021) PE (2022e)	14.1% 13.8% 19.3	3.7% 9.6% 14.9
Conviction	Number of stocks Active share	30 83%	1630 -

 Source: Bloomberg

Whilst our high exposure to the IT sector means we are not immune from the potential impact of rising rates on valuations, our investment philosophy has always been to seek out companies delivering profitable growth, steering us away from companies that are the most sensitive to changes in interest rate expectations. In the Fund we continue to apply a ‘valuation discipline’ to stock selection and monitor carefully the valuation we are ascribing to future growth vs that of the current business. We believe the secular growth trends and innovation themes that our companies are exposed to are unlikely to be slowed significantly by higher levels of inflation and we believe the fundamental outlook for our companies remain robust.

We are also confident in the Fund’s ability to navigate a recessionary environment. Whilst economic growth may be slowing, the Fund’s process means exposure to cyclical businesses is relatively low. In fact, stocks held in the Fund are instead exposed to long-term, secular growth themes, such as Cloud Computing, Artificial Intelligence and Big Data, that are likely to grow regardless of the external macro-environment. Indeed, we believe there is a good argument for high quality, secular growth stocks in the current market environment of slower growth, as these companies should continue to be able to grow despite the market. The recent, and significant, de-rating of many of these companies clearly provide a better opportunity in terms of valuation today, but we note this does not preclude the potential for further market de-rating in the near term as the future path for the global economy and broader geopolitical situation remains uncertain.

Ian Mortimer & Matthew Page

July 2022

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the ‘prism’ of innovation to highlight those we think might be winners in the future - and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The MSCI World Healthcare Index is designed to capture the large and mid-cap segments across 23 developed markets countries. All securities in the index are classified in the Health Care sector. These indices are unmanaged and are not available for investment, and do not incur expenses.

CAPEX/Sales ratio is the proportion of a company's revenue that is spent on capital expenditures.

Active Share is a measure of the difference between a portfolio's holdings and its benchmark index. Mathematically, it is calculated as the sum of the difference between the weight of each stock in the portfolio and its benchmark weight, divided by two.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	12.9%
% of Stocks in Top 10:	37.8%

Fund Managers:
Dr. Ian Mortimer
Matthew Page

Top 10 Holdings (% of net assets)
Thermo Fisher Scientific Inc.	4.1%
KLA-Tencor Corp.	3.9%
Microsoft Corp.	3.9%
Mastercard Inc .	3.9%
Roper Industries, Inc.	3.7%
Visa Inc.	3.7%
Bristol-Myers Squibb Co	3.7%
Amphenol Corporation	3.7%
Zoom Video Communications	3.6%
Danaher Corp.	3.6%

Geographic Breakdown (% of net assets)
United States	81.2%
Switzerland	3.4%
Taiwan	3.1%
Ireland	3.1%
France	3.0%
China	2.9%
Germany	2.5%

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.2%	Value
	Application Software: 14.3%
13,003	Intuit Inc.	$5,011,876
21,923	Microsoft Corp.	5,630,484
29,653	Salesforce Inc.*	4,893,931
48,037	Zoom Video Communications	5,186,555
		20,722,846

	Athletic Footwear: 3.0%
42,783	NIKE Inc.	4,372,423

	Cable/Satellite TV: 3.1%
113,354	Comcast Corp. - Class A	4,448,011

	Commercial Services: 3.1%
63,430	PayPal Holdings, Inc.*	4,429,951

	Computers: 3.2%
33,467	Apple Inc.	4,575,608

	Diversified Manufacturing Operations: 7.6%
20,423	Danaher Corp.	5,177,639
10,782	Thermo Fisher Scientific Inc.	5,857,645
		11,035,284
	E-Commerce: 2.8%
37,552	Amazon.com Inc.*	3,988,398

	Electronic Components - Semiconductor: 8.5%
82,273	Amphenol Corporation	5,296,736
149,272	Infineon Technologies AG	3,626,290
22,250	NVIDIA Corp.	3,372,878
		12,295,904
	Enterprise Software/Services: 2.7%
10,753	Adobe Inc.*	3,936,243

	Finance - Other Services: 11.1%
53,279	Intercontinental Exchange, Inc.	5,010,357
17,693	Mastercard Inc .	5,581,788
27,505	Visa Inc.	5,415,459
		16,007,604
	Internet Content: 3.3%
29,951	Meta Platforms Inc. - Class A*	4,829,599

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Shares	Common Stocks: 99.2%	Value
	Machinery - Electric Utility: 3.4%
184,955	ABB Ltd.	$4,912,407

	Machinery: 3.8%
13,729	Roper Industries, Inc.	5,418,150

	Metal Instrument: 3.1%
49,319	Medtronic PLC	4,426,380

	Pharmaceutical: 3.7%
69,120	Bristol-Myers Squibb Co	5,322,240

	Power Conversion/Supply Equipment: 3.0%
36,974	Schneider Electric SE	4,368,323

	Retail - Apparel: 2.8%
340,000	ANTA Sports Products Ltd.	4,181,172

	Semiconductor: 13.2%
46,757	Applied Materials Inc.	4,253,952
17,898	KLA-Tencor Corp.	5,710,894
10,601	Lam Research Corp.	4,517,616
55,596	Taiwan Semiconductor - ADR	4,544,973
		19,027,435
	Web Portals: 3.5%
2,291	Alphabet Inc. - A Shares*	4,992,685

	Total Common Stocks	$143,290,663
	(cost $101,108,372)

	Total Investments in Securities	143,290,663
	(cost $101,108,372): 99.2%

	Other Assets less Liabilities: 0.8%	1,170,414

	Net Assets: 100.0%	$144,461,077

*	Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2022

1.	Performance

AVERAGE ANNUAL TOTAL RETURN	6 MONTHS (ACTUAL)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund	-6.35%	-5.21%	1.72%	2.28%	1.59%

Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	-4.37%	-1.91%	3.95%	4.18%	3.27%
RMB Cash Offshore (CNH)*	-5.04%	-3.37%	0.86%	0.26%	-0.51%
RMB Cash Onshore (CNY)*	-5.12%	-3.62%	0.83%	0.24%	-0.53%
*	Net change in exchange rate versus U.S. dollar.

For the Fund’s current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

In the first six months of 2022 the Fund fell -6.35% compared to the Hang Seng Markit iBoxx Offshore RMB Overall Total Return Index which fell -4.37% in USD terms and the Offshore Renminbi (CNH) which fell 5.04% against the dollar.

This has been a very difficult period for bonds both US domestic and International as sharply rising inflation has pushed bond yields higher in anticipation of a more aggressive and drawn-out policy response from the Federal Reserve, and Central Banks elsewhere, to contain it. The anticipated interest rate increases and the widening interest rate differential from other currencies has resulted significant dollar strength against most world currencies.

Against this backdrop, the Renminbi and Renminbi-denominated bonds have held up well. The Chinese currency has fallen by 5% against the dollar this which compares well to the Euro which is down almost 8%, the British pound down 10% and the Japanese Yen down over 15%.

China’s sovereign bond yield curve has barely moved this year; the 1-year bond yield has moved -0.26% lower in anticipation of monetary easing in China (in marked contrast to almost everywhere else) but across maturities out to thirty years, there has been almost no change. In the US, the 1-year bond has moved 1.15% higher and then across maturities out to thirty years yields are 0.5% to 0.85% higher. The result is that as at the end of the first half of the year, Chinese bond yields have moved from an average of 1.34% higher the US Treasuries to an average of 0.37% below.

The offshore Renminbi bond market has reflected this shift. In the corporate space, the greatest pressure remains in the real estate developer sector. The Fund holds one distressed bond in this sector, issued by Zhenro Properties which was due to mature on June 30 this year. The company announced that it would be unable to repay by the deadline and along with another five bond issues requested and was granted an extension. We have now exchanged our existing bond for one with a higher coupon and redemption price that is due to mature on March 6, 2023. We can report that the Company has not missed any coupon payments this year, but repayment of principal depends on a continuation of the recovery in China’s housing market which we have seen in the past two months.

2.	Portfolio Changes

We bought four new positions during the period: a quasi-sovereign bond issued by Agricultural Development Bank of China 3.4% 11/06/24 and bonds issued by commercial banks Standard Chartered Bank 4.35% 03/18/26, Qatar National Bank Finance 3.9% 06/17/25 and Bank of Communications 3.2% 03/21/24. One holding matured during the period, Bank of China/Macau 3.3% 04/17/22. Finally, as discussed above, we exchanged our holding in Zhenro Properties 7.125% 6/30/22 for Zhenro Properties 8% 03/06/23.

3.	Portfolio Position

Bonds issued by Government/Supranational organizations accounted for 21.5% of the portfolio. China financials accounted for 27% of the portfolio, and foreign financials accounted for 19%. Non-financial corporations accounted for 25% of the Fund. The valuation of the portfolio as measured by the yield to maturity was 6.35% and the duration of the portfolio was 2.03 years.

4.	Outlook

Inflation in China is more moderate than in the rest of the world with producer prices rising 6.1% YoY in June, well below the peak rate of 13% YoY hit in October 2021, and consumer prices rising 2.5% YoY. Our belief is that China’s monetary and cyclical position gives room to the government and central bank to direct policy toward reacceleration of growth whereas the US and Europe are forced to direct policy toward fighting inflation and accepting the real possibility of recession.

There is of course, the possibility that Chinese inflation pressures may emerge as demand recovers but we think this will take time. The zero-COVID policy lockdowns were extensive and have had a significant impact on consumer confidence so we believe this issue is unlikely to arise until next year by which time higher interest rates and weaker demand elsewhere may have reduced price pressures.

In the meantime, we expect to policymakers step up efforts to re-invigorate growth and restore consumer confidence. We expect stable to moderately lower interest rates in China and we also expect to see ongoing measures to assist in the recovery of the residential real estate market. This should see China’s economy moving in the opposite direction to the US and Europe in coming months. If higher interest rates move the US economy toward recession, then this could also cause the recent dollar strength to moderate and the Renminbi to strengthen.

Edmund Harriss

July 2022

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family (“HSM iBoxx”) is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

SEC 30-day Yield:

Subsidized (after waivers) – 5.55%

Unsubsidized – 3.66%

The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2022 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	24
Portfolio Turnover:	0.0%
% of Investments in Top 10:	51.6%

Fund Managers:
Edmund Harriss

Top 10 Holdings (% of net assets)
First Abu Dhabi Bank, 3.400%, 08/18/25	12.0%
BMW Finance, 2.800%, 8/11/23	9.1%
CBQ Finance Ltd., 4.000%, 08/05/23	6.1%
Standard Chartered PLC 4.350%, 03/18/26	6.1%
Export-Import Bank of Korea, 4.500%, 01/27/24	3.1%
Agriculture Development Bank of China 3.400%, 11/06/24	3.1%
China Development Bank, 3.030%, 11/27/23	3.1%
China Development Bank, 3.230%, 11/27/25	3.0%
Bank of Communications Bank Co., Ltd., 3.200%, 3/21/24	3.0%
China Construction Bank, 2.850%, 04/22/23	3.0%

Geographic Breakdown (% of net assets)
China	21.2%
Netherlands	12.1%
United Arab Emirates	12.0%
British Virgin Islands	9.0%
Hong Kong	8.9%
Cayman Islands	6.4%
Bermuda	6.1%
United Kingdom	6.1%
South Korea	3.1%
Supranational	3.0%
Germany	3.0%

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Schedule of Investments

at June 30, 2022 (Unaudited)

Principal Amount (CNH)	Corporate Bonds: 90.9%	Value
	Auto-Cars/Light Trucks: 12.1%
3,000,000	BMW Finance, 2.800%, 8/11/23	$445,010
1,000,000	Volkswagen International Finance NV, 2.900%, 01/21/24	146,899
		591,909
	Commercial Banks: 39.3%
1,000,000	Bank of China, 3.008%, 04/28/26	146,600
1,000,000	Bank of Communications Bank Co., Ltd., 3.200%, 3/21/24	149,489
2,000,000	CBQ Finance Ltd., 4.000%, 08/05/23	299,808
1,000,000	China Construction Bank, 2.850%, 04/22/23	149,121
4,000,000	First Abu Dhabi Bank, 3.400%, 08/18/25	589,277
1,000,000	QNB Finance Ltd., 3.800%, 06/17/25	147,633
1,000,000	QNB Finance Ltd., 3.900%, 06/17/25	147,353
2,000,000	Standard Chartered PLC 4.350%, 03/18/26	298,060
		1,927,341
	Diversified Banks: 2.9%
1,000,000	HSBC Holding, 3.400%, 06/29/27	143,641

	Diversified Operations: 3.0%
1,000,000	Wharf Finance Lrd., 3.250%, 01/14/24	148,136

	Export/Import Bank: 18.3%
1,000,000	Agriculture Development Bank of China 3.400%, 11/06/24	150,711
1,000,000	China Development Bank, 3.030%, 11/27/23	149,810
1,000,000	China Development Bank, 3.230%, 11/27/25	149,554
1,000,000	European International Bank, 2.700%, 04/22/24	148,659
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	151,258
1,000,000	Kreditanstalt Fuer Wiederaufbau, 2.700%, 03/25/24	148,093
		898,085
	Finance-Mtg Loan/Banker: 3.0%
1,000,000	Hong Kong Mortgage Corp. Ltd., 2.700%, 02/09/24	148,141

	Municipal City: 3.0%
1,000,000	Municipality of Shenzhen China, 2.900%, 10/19/26	146,348

	Transportation Services: 3.0%
1,000,000	GLP China Holding Ltd., 4.000%, 02/7/24	144,108

	Real Estate Operator/Developer: 6.3%
1,000,000	Sun Hung Kai Properties 3.200%, 08/14/27	142,611
1,000,000	Wharf Real Estate Investment Company Ltd., 3.200%, 09/15/23	148,550
1,000,000	Zhenro Properties Group Ltd., 8.000%, 03/06/23	17,930
		309,091

	Total Corporate Bonds	$4,456,800
	(cost $4,682,644)

	Total Investments in Securities	4,456,800
	(cost $4,682,644): 90.9%
	China Yuan (Offshore): 5.4%	265,346
	Other Assets less Liabilities: 3.7%	182,296

	Net Assets: 100.0%	$4,904,442

CNH - The official currency of the People’s Republic of China.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at June 30,22 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$25,492,840	$9,711,899	$42,387,321
Investments in securities, at value	$22,774,601	$12,430,347	$47,811,482
Cash	1,041,928	20,768	-
Cash denominated in foreign currency
(cost of $1,853, $33,326 and $266,122 respectively)	1,853	33,231	265,960
Receivables:
Securities sold	-	325,526	9,386
Fund shares sold	806	-	-
Dividends and interest	78,203	13,087	102,964
Tax reclaim	15,558	-	-
Prepaid expenses	13,742	13,775	15,250
Total Assets	23,926,691	12,836,734	48,205,042

Liabilities
Overdraft due to custodian bank	-	-	210,978
Payable for Fund shares redeemed	729	-	-
Due to Advisor, net	20,154	6,843	41,319
Accrued administration fees	2,054	1,440	4,352
Accrued shareholder servicing plan fees	5,618	3,144	3,680
Audit fees	9,369	12,480	12,634
CCO fees	672	906	2,183
Custody fees	5,604	2,981	4,538
Fund Accounting fees	3,685	5,271	5,095
Legal fees	757	669	2,099
Miscellaneous fees	532	577	806
Printing fees	5,177	3,097	4,849
Transfer Agent fees	9,688	4,251	9,849
Trustee fees	531	679	1,123
Total Liabilities	64,570	42,338	303,505

Net Assets	$23,862,121	$12,794,396	$47,901,537

Composition of Net Assets
Paid-in capital	$57,508,748	$9,550,392	$41,427,347
Total distributable earnings (loss)	(33,646,627)	3,244,004	6,474,190
Net Assets	$23,862,121	$12,794,396	$47,901,537

Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,559,300	782,306	2,686,772

Net asset value per share	$5.23	$16.35	$17.83

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at June 30, 2022 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$18,174,669	$101,108,372	$4,682,644
Investments in securities, at value	$16,265,064	$143,290,663	$4,456,800
Cash	252,860	881,608	110,780
Cash denominated in foreign currency
(cost of $1,852 , $0, and $275,370, respectively)	1,852	-	265,320
Receivables:
Securities sold	15,144	-	-
Fund shares sold	2,207	99,467	800
Dividends and interest	40,863	146,820	68,247
Tax reclaim	76,967	207,146	-
Due from Advisor, net	-	-	5,650
Prepaid expenses	12,184	26,156	11,701
Total Assets	16,667,141	144,651,860	4,919,298

Liabilities
Payable for Fund shares redeemed	9,895	44,779	-
Due to Advisor, net	4,905	86,352	-
Accrued administration fees	375	4,742	529
Accrued shareholder servicing plan fees	454	15,803	621
Audit fees	12,600	9,636	6,123
CCO fees	668	2,356	667
Custody fees	231	3,390	432
Fund Accounting fees	2,280	4,026	1,522
Legal fees	107	1,699	200
Miscellaneous fees	960	604	138
Printing fees	1,775	2,824	1,545
Transfer Agent fees	2,184	13,831	2,552
Trustee fees	367	747	527
Total Liabilities	36,801	190,789	14,856

Net Assets	$16,630,340	$144,461,071	$4,904,442

Composition of Net Assets
Paid-in capital	$45,585,413	$86,759,926	$9,368,541
Total distributable earnings (loss)	(28,955,073)	57,701,145	(4,464,099)
Net Assets	$16,630,340	$144,461,071	$4,904,442

Number of shares issued and outstanding (unlimited shares authorized, no par value)	812,267	-	417,076

Net asset value per share	$20.47	-	$11.76

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding		$108,869,235
Shares of beneficial interest issued and outstanding		2,479,125
Net asset value per share		$43.91

Institutional Class shares:
Net assets applicable to shares outstanding		$35,591,836
Shares of beneficial interest issued and outstanding		801,332
Net asset value per share		$44.42

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Investment Income
Dividends *	$191,201	$139,731	$572,890
Total income	191,201	139,731	572,890

Expenses
Advisory fees	131,585	70,546	242,287
Shareholder servicing plan fees	27,633	9,966	25,229
Transfer agent fees and expenses	19,502	12,600	26,460
Fund accounting fee and expenses	12,548	14,934	14,560
Administration fees	7,506	2,994	14,007
Custody fees and expenses	8,794	6,096	12,497
Audit fees	9,136	12,480	12,397
Legal fees	9,838	4,955	17,989
Registration fees	10,185	9,028	10,671
Printing	6,682	3,742	5,344
Trustees' fees and expenses	3,683	3,095	5,617
Insurance	1,042	660	2,267
CCO fees and expenses	4,559	3,325	6,931
Miscellaneous	2,124	1,966	2,625
Interest expense	104	152	1,280
Total expenses	254,921	156,539	400,161
Plus: fees and expenses recaptured	5,694	-	-
Less: fees waived and expenses absorbed	-	(16,706)	-
Net expenses	260,615	139,833	400,161
Net investment loss	(69,414)	(102)	172,729

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,041,400	623,508	736,473
Forward contracts	-	-	(376)
Foreign currency	(12,459)	135	1,094
	1,028,941	623,643	737,191
Net change in unrealized appreciation (depreciation) on:
Investments	(7,864,819)	(3,861,472)	(7,214,575)
Foreign currency	(2,873)	(133)	(304)
	(7,867,692)	(3,861,605)	(7,214,879)

Net realized and unrealized loss on investments and foreign currency	(6,838,751)	(3,237,962)	(6,477,688)
Net decrease in Net Assets from Operations	$(6,908,165)	$(3,238,064)	$(6,304,959)

*	Net of foreign tax withheld of $18,377 , $9,861, and $32,007, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$389,798	$1,236,072	$-
Interest	-	-	69,801
Total income	389,798	1,236,072	69,801

Expenses
Advisory fees	68,137	681,940	14,193
Shareholder servicing plan fees	16,353	-	790
Investor Class	-	129,473	-
Transfer agent fees and expenses	11,684	-	7,738
Investor Class	-	34,927	-
Institutional Class	-	12,600	-
Fund accounting fee and expenses	11,929	13,681	11,302
Administration fees	3,980	45,053	1,276
Institutional Class	-	2,480	-
Custody fees and expenses	5,021	8,924	1,028
Audit fees	12,480	12,397	6,404
Legal fees	4,546	55,814	1,966
Registration fees	8,813	-	9,061
Investor Class	-	11,738	-
Institutional Class	-	9,643	-
Printing	3,163	6,901	2,216
Trustees' fees and expenses	2,684	12,614	2,353
Insurance	619	7,823	195
CCO fees and expenses	3,728	17,427	2,416
Miscellaneous	1,446	5,274	2,271
Interest expense	918	1,842	11
Total expenses	155,501	1,070,551	63,220
Less: fees waived and expenses absorbed	(22,709)	(3,483)	(39,946)
Net expenses	132,792	1,067,068	23,274
Net investment income	257,006	169,004	46,527

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	957,163	13,720,021	10,387
Foreign currency	(275)	(4,272)	(22,701)
	956,888	13,715,749	(12,314)
Net change in unrealized appreciation (depreciation) on:
Investments	714,623	(77,514,064)	(346,738)
Foreign currency	(2,407)	(11,687)	(25,454)
	712,216	(77,525,751)	(372,192)

Net realized and unrealized gain (loss) on investments and foreign currency	1,669,104	(63,810,002)	(384,506)
Net increase (decrease) in Net Assets from Operations	$1,926,110	$(63,640,998)	$(337,979)

*	Net of foreign tax withheld of $34,517, $106,365, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(69,414)	$(307,458)	$(102)	$(64,930)
Net realized gain (loss) on:
Investments	1,041,400	5,775,551	623,508	1,028,664
Foreign currency	(12,459)	924	135	(5,400)
Net change in unrealized depreciation on:
Investments	(7,864,819)	(3,674,826)	(3,861,472)	(2,124,251)
Foreign currency	(2,873)	(1,813)	(133)	(278)
Net increase (decrease) in net assets resulting from operations	(6,908,165)	1,792,378	(3,238,064)	(1,166,195)

Distributions to Shareholders
Net dividends and distributions	-	-	-	(1,421,534)
Total distributions to shareholders	-	-	-	(1,421,534)

Capital Transactions
Proceeds from shares sold	2,503,208	28,957,121	389,514	240,038
Reinvestment of distributions	-	-	-	1,326,856
Cost of shares redeemed	(3,906,864)	(25,492,415)	(724,430)	(1,689,080)
Net change in net assets from capital transactions	(1,403,656)	3,464,706	(334,916)	(122,186)

Total increase (decrease) in net assets	(8,311,821)	5,257,084	(3,572,980)	(2,709,915)

Net Assets
Beginning of period	32,173,942	26,916,858	16,367,376	19,077,291
End of period	$23,862,121	$32,173,942	$12,794,396	$16,367,376

Capital Share Activity
Shares sold	431,534	4,346,328	22,245	9,627
Shares issued on reinvestment	-	-	-	66,442
Shares redeemed	(667,773)	(3,897,489)	(44,003)	(74,821)
Net increase (decrease) in shares outstanding	(236,239)	448,839	(21,758)	1,248

†	Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$172,729	$134,249
Net realized gain (loss) on:
Investments	736,473	6,332,490
Forward contracts	(376)	-
Foreign currency	1,094	(3,916)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,214,575)	(10,585,010)
Foreign currency	(304)	146
Net decrease in net assets resulting from operations	(6,304,959)	(4,122,041)

Distributions to Shareholders
Net dividends and distributions	-	(9,872,790)
Total distributions to shareholders	-	(9,872,790)

Capital Transactions
Proceeds from shares sold	154,204	622,987
Reinvestment of distributions	-	9,441,077
Cost of shares redeemed	(2,672,613)	(5,891,141)
Redemption fee proceeds	-	44
Net change in net assets from capital transactions	(2,518,409)	4,172,967

Total decrease in net assets	(8,823,368)	(9,821,864)

Net Assets
Beginning of period	56,724,905	66,546,769
End of period	$47,901,537	$56,724,905

Capital Share Activity
Shares sold	8,790	24,542
Shares issued on reinvestment	-	474,903
Shares redeemed	(151,211)	(237,628)
Net increase (decrease) in shares outstanding	(142,421)	261,817

†	Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Energy Fund
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$257,006	$341,483
Net realized gain (loss) on:
Investments	957,163	(354,795)
Foreign currency	(275)	841
Net change in unrealized appreciation (depreciation) on:
Investments	714,623	3,612,046
Foreign currency	(2,407)	(2,469)
Net increase in net assets resulting from operations	1,926,110	3,597,106

Distributions to Shareholders
Net dividends and distributions	-	(320,289)
Total distributions to shareholders	-	(320,289)

Capital Transactions
Proceeds from shares sold	9,249,281	9,011,904
Reinvestment of distributions		304,561
Cost of shares redeemed	(6,798,756)	(9,025,520)
Net change in net assets from capital transactions	2,450,525	290,945

Total increase in net assets	4,376,635	3,567,762

Net Assets
Beginning of period	12,253,705	8,685,943
End of period	$16,630,340	$12,253,705

Capital Share Activity
Shares sold	444,331	538,603
Shares issued on reinvestment		17,748
Shares redeemed	(323,338)	(561,717)
Net increase (decrease) in shares outstanding	120,993	(5,366)

†	Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$169,004	$(561,561)
Net realized gain (loss) on:
Investments	13,720,021	30,073,427
Foreign currency	(4,272)	(20,551)
Net change in unrealized appreciation (depreciation) on:
Investments	(77,514,064)	12,738,188
Foreign currency	(11,687)	(2,335)
Net increase (decrease) in net assets resulting from operations	(63,640,998)	42,227,168

Distributions to Shareholders
Net dividends and distributions:
Investor Class	-	(25,414,561)
Institutional Class	-	(9,400,513)
Total distributions to shareholders	-	(34,815,074)

Capital Transactions
Proceeds from shares sold:
Investor Class	3,847,353	11,115,435
Institutional Class	2,827,204	11,415,755
Reinvestment of distributions:
Investor Class	-	24,718,056
Institutional Class	-	6,130,723
Cost of shares redeemed:
Investor Class	(9,924,713)	(27,350,132)
Institutional Class	(14,593,330)	(10,485,347)
Net change in net assets from capital transactions	(17,843,486)	15,544,490

Total increase (decrease) in net assets	(81,484,484)	22,956,584

Net Assets
Beginning of period	225,945,555	202,988,971
End of period	$144,461,071	$225,945,555

Capital Share Activity
Shares sold:
Investor Class	72,481	166,747
Institutional Class	54,510	178,278
Shares issued on reinvestment:
Investor Class	-	415,011
Institutional Class	-	101,907
Shares redeemed:
Investor Class	(194,626)	(421,610)
Institutional Class	(283,090)	(157,370)
Net increase (decrease) in shares outstanding	(350,725)	282,963

†	Unaudited

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2022†	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$46,527	$85,599
Net realized gain (loss) on:
Investments	10,387	105
Foreign currency	(22,701)	3,333
Net change in unrealized appreciation (depreciation) on:
Investments	(346,738)	34,580
Foreign currency	(25,454)	10,704
Net increase (decrease) in net assets resulting from operations	(337,979)	134,321

Distributions to Shareholders
Net dividends and distributions	(25,444)	(101,565)
Total distributions to shareholders	(25,444)	(101,565)

Capital Transactions
Proceeds from shares sold	496,801	1,710,991
Reinvestment of distributions	22,557	89,554
Cost of shares redeemed	(658,304)	(336,024)
Net change in net assets from capital transactions	(138,946)	1,464,521

Total increase (decrease) in net assets	(502,369)	1,497,277

Net Assets
Beginning of period	5,406,811	3,909,534
End of period	$4,904,442	$5,406,811

Capital Share Activity
Shares sold	40,411	135,160
Shares issued on reinvestment	1,873	7,103
Shares redeemed	(53,621)	(26,598)
Net increase (decrease) in shares outstanding	(11,337)	115,665

†	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Month Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2022*		2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.71		$6.19	$3.32	$2.55	$3.02	$2.51

Income from investment operations:
Net investment income (loss)	(0.02)		(0.06)	(0.03)	(0.01)	-	-
Net realized and unrealized gain (loss)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.46)		0.58	2.90	0.78	(0.47)	0.52
Total from investment operations	(1.48)		0.52	2.87	0.77	(0.47)	0.52

Less distributions:
From net investment income	-		-	-	-	- (1)	(0.01)
Total distributions	-		-	-	-	-	(0.01)

Net asset value, end of period	$5.23		$6.71	$6.19	$3.32	$2.55	$3.02

Total return	(22.06	%)(2)	8.40%	86.45%	30.20%	(15.49%)	20.68%

Ratios/supplemental data:
Net assets, end of period (millions)	$23.9		$32.2	$26.9	$9.2	$7.9	$10.6

Ratio of expenses to average net assets:
Before fee waived/recaptured	1.94	%(3)	1.73%	2.46%	3.00%	2.57%	2.74%
After fees waived/recaptured (4)	1.98	%(3)	1.98%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.49	%)(3)	(0.61%)	(1.40%)	(1.15%)	(0.43%)	(0.88%)
After fees waived/recaptured	(0.53	%)(3)	(0.86%)	(0.92%)	(0.13%)	0.16%	(0.12%)

Portfolio turnover rate	3.54	%(2)	29.03%	35.00%	43.19%	36.54%	32.45%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Month Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2022*		2021	2020	2019	2018		2017
Net asset value, beginning of period	$20.36		$23.76	$20.03	$16.58	$22.58		$15.50

Income from investment operations:
Net investment income (loss)	-		(0.08)	0.01	0.21	0.26		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(4.01)		(1.46)	5.09	4.56	(4.83)		7.11
Total from investment operations	(4.01)		(1.54)	5.10	4.77	(4.57)		7.27

Less distributions:
From net investment income	-		-	(0.10)	(0.12)	(0.26)		(0.20)
From net realized gain	-		(1.86)	(1.27)	(1.20)	(1.18)		-
Total distributions	-		(1.86)	(1.37)	(1.32)	(1.44)		(0.20)

Redemption fee proceeds	-		-	- (1)	- (1)	0.01		0.01

Net asset value, end of period	$16.35		$20.36	$23.76	$20.03	$16.58		$22.58

Total return	(19.70	%)(2)	(6.32%)	25.93%	29.20%	(20.45%)		47.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$12.8		$16.4	$19.1	$17.4	$15.1		$20.2

Ratio of expenses to average net assets:
Before fees waived	2.22	%(3)	1.89%	2.21%	2.27%	2.01%		2.22%
After fees waived (4)	1.98	%(3)	1.98%	1.98%	1.98%	1.99	%(5)	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.24	%)(3)	(0.26%)	(0.24%)	0.85%	1.14%		0.60%
After fees waived	0.00	%(3)	(0.35%)	(0.01%)	1.14%	1.16%		0.84%

Portfolio turnover rate	3.38	%(2)	29.05%	30.24%	19.56%	31.97%		13.24%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2022*		2021	2020		2019	2018	2017
Net asset value, beginning of period	$20.05		$25.92	$23.49		$18.92	$26.55	$19.09

Income from investment operations:
Net investment income	0.07		0.05	0.16		0.37	0.33	0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(2.29)		(1.83)	3.20		5.23	(5.59)	8.95
Total from investment operations	(2.22)		(1.78)	3.36		5.60	(5.26)	9.24

Less distributions:
From net investment income	-		(0.07)	(0.20)		(0.43)	(0.31)	(0.16)
From net realized gain	-		(4.02)	(0.73)		(0.60)	(2.06)	(1.63)
Total distributions	-		(4.09)	(0.93)		(1.03)	(2.37)	(1.79)

Redemption fee proceeds	-	(1)	- (1)	-	(1)	- (1)	- (1)	0.01

Net asset value, end of period	$17.83		$20.05	$25.92		$23.49	$18.92	$26.55

Total return	(11.07	%)(2)	(6.70%)	14.54%		30.00%	(20.21%)	48.85%

Ratios/supplemental data:
Net assets, end of period (millions)	$47.9		$56.7	$66.5		$67.6	$56.6	$78.2

Ratio of expenses to average net assets: (4)	1.65	%(3)	1.50%	1.60	%(5)	1.69%	1.54%	1.64%

Ratio of net investment income to average net assets:	0.71	%(3)	0.20%	0.59%		1.61%	1.27%	1.17%

Portfolio turnover rate	10.86	%(2)	29.82%	45.40%		24.18%	22.27%	20.78%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2022*		2021		2020		2019	2018	2017
Net asset value, beginning of period	$17.73		$12.47		$19.62		$18.13	$22.71	$23.29

Income from investment operations:
Net investment income	0.31		0.49		0.45		0.45	0.29	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.43		5.23		(7.15)		1.42	(4.56)	(0.56)
Total from investment operations	2.74		5.72		(6.70)		1.87	(4.27)	(0.26)

Less distributions:
From net investment income	-		(0.46)		(0.45)		(0.38)	(0.30)	(0.32)
From net realized gain	-		-		-		-	(0.01)	-
Total distributions	-		(0.46)		(0.45)		(0.38)	(0.31)	(0.32)

Redemption fee proceeds	-		-		-		-	-	-

Net asset value, end of period	$20.47		$17.73		$12.47		$19.62	$18.13	$22.71

Total return	15.45	%(2)	45.98%		(34.22%)		10.40%	(18.92%)	(1.06%)

Ratios/supplemental data:
Net assets, end of period (millions)	$16.6		$12.3		$8.7		$16.8	$19.6	$31.8

Ratio of expenses to average net assets
Before fees waived/recaptured	1.71	%(3)	1.99%		2.56%		1.91%	1.60%	1.62%
After fees waived/recaptured (4)	1.46	%(3)(5)	1.46	%(5)	1.46	%(5)	1.45%	1.45%	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	2.58	%(3)	2.40%		2.39%		1.65%	1.04%	1.01%
After fees waived/recaptured	2.83	%(3)	2.93%		3.49%		2.11%	1.19%	1.18%

Portfolio turnover rate	40.67	%(2)	49.58%		15.49%		9.81%	14.39%	6.25%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the period ended June 30, 2022 and 0.01% and 0.01% for the years ended December 31, 2021 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund - Investor Class	June 30, 2022*		2021	2020	2019	2018		2017
Net asset value, beginning of period	$62.04		$60.53	$45.66	$34.89	$44.98		$34.15

Income from investment operations:
Net investment income (loss)	0.05		(0.20)	(0.06)	0.12	0.13		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(18.18)		12.77	16.53	12.73	(7.56)		11.76
Total from investment operations	(18.13)		12.57	16.47	12.85	(7.43)		11.85

Less distributions:
From net investment income	-		-	-	(0.11)	(0.15)		(0.04)
From net realized gain	-		(11.06)	(1.60)	(1.97)	(2.51)		(0.98)
Total distributions	-		(11.06)	(1.60)	(2.08)	(2.66)		(1.02)

Net asset value, end of period	$43.91		$62.04	$60.53	$45.66	$34.89		$44.98

Total return	(29.22	%)(2)	21.52%	36.17%	37.00%	(16.80%)		34.75%

Ratios/supplemental data:
Net assets, end of period (millions)	$108.9		$161.4	$147.8	$134.8	$131.2		$185.9

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.22	%(3)	1.17%	1.24%	1.35%	1.30%		1.33%
After fees waived/recaptured (3)	1.24	%(3)	1.24%	1.24%	1.24%	1.25	%(4)	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.14	%(3)	(0.25%)	(0.10%)	0.17%	0.23%		0.13%
After fees waived/recaptured	0.12	%(3)	(0.32%)	(0.10%)	0.28%	0.28%		0.22%

Portfolio turnover rate	12.85	%(2)	19.01%	14.44%	15.56%	28.93%		19.86%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
Global Innovators Fund - Institutional Class	Ended June 30, 2022*		2021	2020	2019	2018		2017
Net asset value, beginning of period	$62.68		$60.89	$45.84	$34.99	$45.08		$34.20

Income from investment operations:
Net investment income (loss)	0.09		(0.04)	0.07	0.22	0.24		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(18.35)		12.89	16.60	12.79	(7.58)		11.82
Total from investment operations	(18.26)		12.85	16.67	13.01	(7.34)		11.98

Less distributions:
From net investment income	-		-	(0.02)	(0.19)	(0.24)		(0.12)
From net realized gain	-		(11.06)	(1.60)	(1.97)	(2.51)		(0.98)
Total distributions	-		(11.06)	(1.62)	(2.16)	(2.75)		(1.10)

Net asset value, end of period	$44.42		$62.68	$60.89	$45.84	$34.99		$45.08

Total return	(29.13	%)(2)	21.86%	36.46%	37.35%	(16.59%)		35.07%

Ratios/supplemental data:
Net assets, end of period (millions)	$35.6		$64.6	$55.2	$45.9	$33.6		$44.1

Ratio of expenses to average net assets:
Before fees waived	1.06	%(3)	0.99%	1.07%	1.21%	1.13%		1.17%
After fees waived (3)	0.99	%(3)	0.99%	0.99%	0.99%	1.00	%(4)	0.99%

Ratio of net investment income (loss) to average net assets:
Before fees waived	0.30	%(3)	(0.08%)	0.06%	0.31%	0.40%		0.30%
After fees waived	0.37	%(3)	(0.08%)	0.14%	0.53%	0.53%		0.48%

Portfolio turnover rate	12.85	%(2)	19.01%	14.44%	15.56%	28.93%		19.86%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2022*		2021		2020		2019	2018		2017
Net asset value, beginning of period	$12.62		$12.50		$11.53		$11.25	$12.00		$11.03

Income from investment operations:
Net investment income	0.11		0.21		0.24		0.34	0.29		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.91)		0.16		0.78		0.05	(0.54)		0.85
Total from investment operations	(0.80)		0.37		1.02		0.39	(0.25)		1.08

Less distributions:
From net investment income	(0.06)		(0.25)		(0.05)		-	(0.49)		(0.09)
Return of capital	-		-		-		(0.13)	(0.01)		(0.02)
Total distributions	(0.06)		(0.25)		(0.05)		(0.13)	(0.50)		(0.11)

Redemption fee proceeds	-		-		-	(1)	0.02	-	(1)	-

Net asset value, end of period	$11.76		$12.62		$12.50		$11.53	$11.25		$12.00

Total return	(6.35	%)(2)	3.00	%(2)	8.89%		3.68%	(2.12%)		9.79%

Ratios/supplemental data:
Net assets, end of period (millions)	$4.9		$5.4		$3.9		$1.5	$2.2		$2.6

Ratio of expenses to average net assets:
Before fees waived	2.45	%(3)	2.29%		5.26%		6.79%	3.52%		4.17%
After fees waived (4)	0.90	%(3)	0.90%		0.91	%(5)	0.90%	0.93	%(5)	0.90%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.25	%(3)	0.43%		(1.90%)		(1.95%)	0.34%		(1.33%)
After fees waived/recaptured	1.80	%(3)	1.82%		2.45%		3.94%	2.93%		1.94%

Portfolio turnover rate	0.00	%(2)	31.79%		36.26%		0.00%	34.93%		66.21%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized
(3)	Annualized
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% and 0.03% for the years ended December 31, 2020 and 2018, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited)

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Currently, the Trust offers eleven separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the six open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”), Guinness Atkinson Asia Focus Fund (the “Asia Focus Fund”), Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”), Guinness Atkinson Global Energy Fund (the “Global Energy Fund”), Guinness Atkinson Global Innovators Fund (the “Global Innovators Fund”) and Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Yuan & Bond Fund”), all of which (each a “Fund” and collectively, the “Funds”) are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund began operations on March 31, 2006, and the Renminbi Yuan & Bond Fund began operations on June 30, 2011. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund’s investment objective is long-term capital appreciation. The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund’s investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit.

Note 2 - Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. (“GAAP”).

A.	Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds’ Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations.

B.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 8 for further information on forward foreign currency contracts held in each Fund.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

E.	Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

F.	Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.	Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate (“LIBOR”). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.	Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund’s investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.	Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 2018 through 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2025
Asia Focus Fund	1.98%	June 30, 2025
China & Hong Kong Fund	1.98%	June 30, 2025
Global Energy Fund	1.45%	June 30, 2025
Global Innovators Fund - Investor Class	1.24%	June 30, 2025
Global Innovators Fund - Institutional Class	0.99%	June 30, 2025
Renminbi Yuan & Bond Fund	0.90%	June 30, 2025

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed and recaptured previously waived subject to the applicable cap. For the period ended June 30, 2022, the Advisor waived fees and absorbed expenses/recaptured previously waived fees as follows:

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

	Fees waived and Expenses Absorbed	Fees and Expenses Recaptured
Alternative Energy Fund	$-	$5,694
Asia Focus Fund	16,706	-
Global Energy Fund	22,709	-
Global Innovators Fund	3,483	-
Renminbi Yuan & Bond Fund	39,946	-
Total	$128,189	$5,694

At June 30, 2022, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

	December 31,
Fund	2022	2023	2024	2025	Total
Alternative Energy Fund	$53,468	$56,176	$-	$-	$109,644
Asia Focus Fund	34,478	37,318	-	16,706	88,502
Global Energy Fund	87,056	108,558	62,583	22,709	280,871
Global Innovators Fund	216,437	36,040	1,211	3,483	257,171
Renminbi Yuan & Bond Fund	102,254	98,235	65,641	39,946	306,076

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the “Administrator”) acts as the Funds’ administrator under an administration agreement. The fees paid to the Administrator for the period ended June 30, 2022, are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds. The fees paid for CCO services for the period ended June 30, 2022, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the period ended June 30, 2022, are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4 - Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Board of Trustees has not authorized the Funds to make payment under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 5 - Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

The fees paid under the Shareholder Servicing Plan for the period ended June 30, 2022, are reported on the Statements of Operations.

Note 6 - Investment Transactions

The following table presents purchases and sales of securities during the period ended June 30, 2022, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	926,264	3,357,071
Asia Focus Fund	484,860	1,234,365
China & Hong Kong Fund	5,396,526	8,022,126
Global Energy Fund	9,549,301	6,984,367
Global Innovators Fund	23,519,243	40,975,727
Renminbi Yuan & Bond Fund	595,842	-

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the period ended June 30, 2022.

Note 7 - Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2021, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$-	$1,391,416	$-	$1,391,416
Communication	-	854,667	-	854,667
Consumer, Cyclical	1,550,970	86,704	-	1,637,674
Energy	3,138,230	2,127,838	-	5,266,068
Industrial	3,292,728	1,532,370	-	4,825,098
Technology	1,024,815	726,852	-	1,751,666
Utilities	3,378,838	3,669,173	-	7,048,011
Total Investments, at value	12,385,581	10,389,020	-	22,774,601
Total Assets	$12,385,581	$10,389,020	$-	$22,774,601

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$1,941,595	$47,872	$-	$2,439467
Consumer, Cyclical	-	1,473,489	-	1,473,489
Consumer, Non-cyclical	-	2,124,460	-	2,124,460
Financial	-	1,288,677	-	1,288,677
Industrial	-	2,539,463	-	2,539,463
Technology	1,348,737	1,216,054	-	2,564,791
Total Investments, at value	3,290,332	9,140,015	-	12,430,347
Total Assets	$3,290,332	$9,140,015	$-	$12,430,847

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$4,863,333	$1,666,506	$-	$6,529,839
Consumer, Cyclical	-	9,691,391	-	9,691,391
Consumer, Non-cyclical	-	7,695,014	-	7,695,014
Energy	-	1,518,145	-	1,518,145
Financial	-	8,152,674	-	8,152,674
Industrial	-	10,899,787	-	10,899,787
Technology	1,948,890	1,375,473	-	3,324,633
Total Investments, at value	6,812,223	40,998,990	-	47,811,213
Total Assets	$6,812,223	$40,998,990	$-	$47,811,213

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$10,290,314	$5,974,750	$-	$16,265,064
Total Investments, at value	10,290,314	5,974,750	-	16,265,064
Total Assets	$10,290,314	$5,974,750	$-	$16,265,064

Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$18,258,692	$-	$-	$35,527,969
Consumer, Cyclical	4,372,423	4,181,172	-	8,553,595
Consumer, Non-cyclical	25,213,855	-	-	25,213,855
Financial	16,007,604	-	-	16,007,604
Industrial	5,296,736	9,280,731	-	14,577,466
Technology	57,053,160	3,626,290	-	60,679,450
Total Investments, at value	126,202,470	17,088,193	-	143,290,663
Total Assets	$126,202,470	$17,088,193	$-	$143,290,663

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$-	$736,017	$-	$736,017
Diversified	-	148,136	-	148,136
Financial	-	3,126,382	-	3,126,382
Government	-	446,265	-	446,265
Total Investments, at value	-	4,456,800	-	4,456,800
Total Assets	$-	$4,456,800	$-	$4,456,800

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Note 8 - Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds does not have any outstanding forward contracts as of June 30, 2022.

Note 9 - Tax Matters

As of June 30, 2022, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$25,492,840	$9,711,899	$42,387,321
Gross tax unrealized appreciation	1,693,417	4,264,700	11,397,665
Gross tax unrealized depreciation	(4,411,656)	(1,546,252)	(5,973,504)
Net tax unrealized appreciation (depreciation) on investments*	(2,718,239)	2,718,448	5,424,161

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$18,174,669	$101,108,372	$4,682,644
Gross tax unrealized appreciation	1,426,931	46,983,611	29,847
Gross tax unrealized depreciation	(3,336,537)	(4,801,320)	(255,691)
Net tax unrealized appreciation (depreciation) on investments*	(1,909,606)	42,182,291	(225,844)

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

As of December 31, 2021, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$31,883,382	$-	$-	$24,967,228	$-	$3,271,504
No Expiration Short-term	-	-	-	3,308,019	-	965,471
Total	$31,883,382	$-	$-	$28,275,247	$-	$4,236,975

Note 10 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling “toll-free” (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Information

Board Consideration of and Continuance of the Trust’s Investment Advisory Agreement

At a Board Meeting held on May 9, 2022, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the China & Hong Kong Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Adviser.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

To assist the Board in its evaluation of the Agreement, the Independent Trustees received a separate report from the Adviser in advance of the meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser; any fall-out benefits accruing to the Adviser; and information on the Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Nature, Extent and of Quality of Services

The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Adviser to each Fund, and the Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year information regarding the Funds’ performance, including information about the Funds’ performance in comparison to peers and benchmarks, and analyses by the Adviser of the Funds’ performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Adviser, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to the Funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to reduce Fund expenses or improve services to the Funds, including the addition of research analysts and other operational personnel to support the Funds’ portfolio management and operations. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund’s specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2022, and expense information as of March 31, 2022. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees also considered the Funds’ long-term performance records and the Adviser’s continued efforts to improve the Funds’ performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund

(1) The Fund’s advisory fee was higher than the median fee charged to the three pure alternative energy mutual funds in the Morningstar “Foreign Small/Mid Value” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers, noting that the Fund’s total expenses were comparable to a peer fund of similar asset size; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had underperformed its peer group median for the one-year period; the Fund had outperformed its peer group median for the three- and five-year periods; underperformed its peer group median for the ten-year period; and the Fund outperformed the MSCI World NR Index, one of its benchmark indices, for the three, and five-year periods, and underperformed its benchmark index for the one- and ten-year periods.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

Asia Focus Fund

(1) The Fund’s advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar “Pacific/Asia Ex-Japan Stock” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund underperformed its peer group median for the one-, three-, five- and ten-year periods; and the Fund underperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, for the one-, three-, five- and ten-year periods.

China & Hong Kong Fund

(1) The Fund’s advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar “China Region” category; (2) the Fund’s total expenses were higher than the median expenses incurred by its peers but lower than those of five peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the one-year period and underperformed the peer group median for the three-, five- and ten-year periods; and the Fund had underperformed the Hang Seng Composite Index, its benchmark index, for the one-, and ten-year periods, and outperformed the benchmark index for the three-, and five-year periods.

Global Energy Fund

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the Morningstar “Equity Energy” category; (2) the Fund’s total expenses were slightly above the median expenses incurred by its peers but lower than those of three peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the five-, and ten-year periods, and underperformed its peer group median for the one-, and three-year periods; and the Fund had underperformed the MSCI World Energy Index, its benchmark index, for the one-, three-, five, and ten-year periods.

Global Innovators Fund

(1) The Fund’s advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar “U.S. Large Growth” category; (2) the Fund’s total expenses were higher than the median of expenses incurred by the funds in its peer group but lower than those of eight peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the three-, five- and ten-year periods and underperformed its peer group median for the one-year period; the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the three-, five-, and ten-year periods and underperformed the benchmark index for the one-year period; and the Fund had underperformed the Nasdaq Composite Index, another one of its benchmark indices, for the one-, three-, five-, and ten-year periods.

Renminbi Yuan & Bond Fund

(1) The Fund’s advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar “Emerging Markets Local Currency” category; (2) the Fund’s total expenses were below the median expenses of its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the one-, three-, five- and ten-year periods; and the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Overall Index, its benchmark index, for the one-, three-, five-, and ten-year periods.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (Unaudited) - Continued

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s total annual fund operating expenses through at least June 30, 2025 would provide stability to the Fund’s expenses during that period.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for the Global Energy Fund and the Renminbi Yuan & Bond Fund, and that for the Renminbi Yuan & Bond Fund the Adviser’s net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also considered the Adviser’s efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale

The Trustees considered the size of each Fund and the Adviser’s willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total annual fund operating expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Adviser was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2023.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and

●	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

108

Guinness AtkinsonTM Funds Information

Board of Trustees	Contact Guinness AtkinsonTM Funds

J. Brooks Reece, Jr. Chairman	P.O. Box 701
James I. Fordwood	Milwaukee, WI 53201-0701
Timothy W.N. Guinness	Shareholder Services: 800-915-6566
Dr. Bret A. Herscher	Literature Request: 800-915-6565
Susan Penry-Williams	Website: www.gafunds.com
Email: mail@gafunds.com

Guinness Atkinson TM Funds

Funds	Cusip	Ticker	Fund #
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

GUINNESS ATKINSON
FUNDS

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2022

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer
Date:	9/08/2022